                                                                   EXHIBIT 10.39

                                                                [Conformed Copy]


                              AGREEMENT TO AMEND
                   REORGANIZATION AND DISTRIBUTION AGREEMENT


     AGREEMENT TO AMEND, dated January 30, 1990 (this "Amendment Agreement"), between National Medical Enterprises, Inc., a Nevada corporation ("NME"), and The Hillhaven Corporation, a Nevada corporation ("New Hillhaven").

                                  WITNESSETH;


     WHEREAS, the parties to this Amendment Agreement are parties to a Reorganization and Distribution Agreement, dated as of January 8, 1990 (the "Original Agreement", which term shall include the Annexes, Exhibits and Schedules thereto); and

     WHEREAS, the parties to this Amendment Agreement deem it advisable that the Original Agreement be amended and restated to read in its entirety as set forth in Exhibit A hereto.

     NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

     1. The Original Agreement shall be amended and restated, effective as of January 8, 1990, to read in its entirety as set forth in Exhibit A hereto.

     2. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of California.

     3. This Amendment Agreement may be executed simultaneously in two or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and this Amendment Agreement shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the date and year first above written.



                                              NATIONAL MEDICAL ENTERPRISES, INC.




                                              By /s/ MARCUS E. POWERS
                                                --------------------------------
                                                Name:  Marcus E. Powers
                                                Title: Senior Vice President
                                                        and General Counsel





                                              THE HILLHAVEN CORPORATION




                                              By /s/ CHRISTOPHER J. MARKER
                                                --------------------------------
                                                Name:  Christopher J. Marker
                                                Title: President

                                                                       EXHIBIT A



================================================================================






                   REORGANIZATION AND DISTRIBUTION AGREEMENT


                        effective as of January 8, 1990

                                    between

                      NATIONAL MEDICAL ENTERPRISES, INC.

                                      and

                           THE HILLHAVEN CORPORATION






================================================================================

                               TABLE OF CONTENTS

                                                                         Page
                                   ARTICLE I
                                  DEFINITIONS


Section  1.01  General...................................................   1
Section  1.02  Exhibits, etc.............................................   7

                                  ARTICLE II
                              PRELIMINARY ACTION

Section  2.01  Cooperation Prior to the Distribution ....................   7
Section  2.02  Plan of Reorganization and Related
                Transactions.............................................   8
Section  2.03  Cash Management and Bank Accounts After
                the Distribution Date....................................   8
Section  2.04  Transfers Not Effected Prior to the
                Distribution; Transfers Deemed
                Effective as of the Distribution Date....................   9
Section  2.05  No Representations or Warranties;
                Consents.................................................  10
Section  2.06  Conveyancing and Assumption Instruments...................  10
Section  2.07  Further Assurances........................................  11

                                  ARTICLE III
                               THE DISTRIBUTION

Section  3.01  Conditions Precedent to the
                Distribution.............................................  11
Section  3.02  The Distribution..........................................  12

                                  ARTICLE IV
                                INDEMNIFICATION

Section  4.01  Indemnification by NME....................................  12
Section  4.02  Indemnification by New Hillhaven .........................  13
Section  4.03  Limitations on Indemnification
                Obligations..............................................  13
Section  4.04  Procedure for Indemnification.............................  13
Section  4.05  Remedies Cumulative.......................................  16
Section  4.06  Survival of Indemnities...................................  16

                                   ARTICLE V
                          CERTAIN ADDITIONAL MATTERS

Section  5.01  Resignations..............................................  17
Section  5.02  Outside Auditors..........................................  17
Section  5.03  Relationships; Name Changes...............................  17
Section  5.04  Post-Distribution Adjustments.............................  18

                                                                         Page

                                  ARTICLE VI
                      ACCESS TO INFORMATION AND SERVICES

Section  6.01  Provision of Corporate Records............................  18
Section  6.02  Access to Information.....................................  19
Section  6.03  Provision of Services.....................................  19
Section  6.04  Production of Witnesses...................................  20
Section  6.05  Reimbursement.............................................  20
Section  6.06  Retention of Records......................................  20
Section  6.07  Confidentiality...........................................  20

                                  ARTICLE VII
                                 MISCELLANEOUS


Section  7.01  Entire Agreement; Amendment...............................  21
Section  7.02  Survival of Agreements....................................  21
Section  7.03  Expenses..................................................  21
Section  7.04  Governing Law.............................................  22
Section  7.05  Notices...................................................  22
Section  7.06  Construction..............................................  23
Section  7.07  Successors and Assigns....................................  23
Section  7.08  Termination...............................................  23
Section  7.09  Subsidiaries..............................................  23
Section  7.10  No Third Party Beneficiaries..............................  23
Section  7.11  Further Assurances........................................  23
Section  7.12  Annexes, Exhibits and Schedules...........................  24
Section  7.13  Legal Enforceability......................................  24

                                    ANNEXES

   I.     Plan of Reorganization
  II.     Long Term Care Subsidiaries of NME Prior to the Plan of
          Reorganization
 III(a). Subsidiaries of Old Hillhaven after the Plan of Reorganization Is Effected
 III(b). Subsidiaries of New Hillhaven After the Plan of Reorganization Is Effected

                                   EXHIBITS

A.   Benefits Agreement

B.   Distribution Agency Agreement

C.   Government Programs Agreement

D.   Guarantee Agreement

E.   Insurance Agreement

F.   Form of Lease Agreement

G.   Form of Lease Assumption Agreement

H.   Form of Management Agreement

I.   New Hillhaven By-Laws

J.   New Hillhaven Charter

K-1. Form of New Hillhaven Subsidiary Note to be issued by FHC

K-2. Form of New Hillhaven Subsidiary Note to be issued by Medi$ave Pharmacies,
     Inc.

L.   Note Guarantee Agreement

M.   Revolving Credit and Term Loan Agreement

N.   Rights Agreement

O.   Services Agreement

P.   Tax Sharing Agreement

Q.   Warrant and Registration Rights Agreement

                                   SCHEDULES

4.01(b)  NME Responsibility for Information Statement
4.02(b)  New Hillhaven Responsibility for Information Statement

          REORGANIZATION AND DISTRIBUTION AGREEMENT, effective as of January 8, 1990 (this "Agreement"), between NATIONAL MEDICAL ENTERPRISES INC., a Nevada corporation ("NME"), and THE HILLHAVEN CORPORATION, a Nevada corporation ("New Hillhaven") and a wholly-owned subsidiary of The Hillhaven Corporation, a Tennessee corporation ("Old Hillhaven") which in turn is wholly-owned by NME.

                       _________________________________

          WHEREAS, the NME board of directors has determined it is appropriate and desirable to separate the long term care business presently conducted by NME through Old Hillhaven and the other businesses of NME by transferring certain assets and related liabilities of Old Hillhaven and certain of its subsidiaries to New Hillhaven and distributing approximately 85% of the outstanding shares of New Hillhaven Common Stock on a pro rata basis to the holders of NME Common Stock; and

          WHEREAS, NME and New Hillhaven have determined that it is necessary and desirable to set forth the principal corporate transactions required to effect such separation and such distribution and to set forth other agreements that will govern certain other matters following such distribution and, in connection therewith, have entered into a Reorganization and Distribution Agreement dated as of January 8, 1990 (the "Original Agreement"); and

          WHEREAS, NME and New Hillhaven have further determined that it would be desirable to amend certain provisions of the Original Agreement and to enter into an amended and restated version thereof, as set forth below (the Original Agreement as so amended and restated being herein called the "Agreement")

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereto hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          Section 1.01   General.  As used in this Agreement and the Annexes,
                         -------
Exhibits and Schedules hereto, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          Action:   any action, suit, arbitration, inquiry, proceeding or
          ------
investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal.

          Affiliate:   as defined in Regulation 12b-2 promulgated under the
          ---------
Exchange Act, as such Regulation is in effect on the date hereof.

          Agent:   Manufacturers Hanover Trust Company, the distribution agent
          -----
appointed by NME under the Distribution Agency Agreement to assist in the distribution of copies of the Information Statement and to distribute certificates for shares of New Hillhaven Common Stock in connection with the Distribution.

          Ancillary Agreements:   all of the agreements, instruments,
          --------------------
understandings, assignments or other arrangements entered into in connection with the transactions contemplated hereby, including, without limitation, the Benefits Agreement, the Distribution Agency Agreement, the Government Programs Agreement, the Guarantee Agreement, the Insurance Agreement, the Lease Agreements, the Lease Assumption Agreements, the Management Agreements, the New Hillhaven Subsidiary Notes, the Note Guarantee Agreement, the Revolving Credit and Term Loan Agreement, the Rights Agreement, the Services Agreement, the Tax Sharing Agreement and the Warrant and Registration Rights Agreement.

          Benefits Agreement:   the Employee and Employee Benefits Agreement, to
          ------------------
be dated as of the Distribution Date, between NME and New Hillhaven, the proposed form of which is attached as Exhibit A, providing for, among other things, the establishment of executive and incentive compensation plans for New Hillhaven and certain adjustments under NME benefit plans.

          Commission:   the Securities and Exchange Commission.
          ----------

          Conveyancing and Assumption Instruments:   collectively, the various
          ---------------------------------------
agreements, instruments and other documents to be entered into to effect the transfer of assets and the assumption of Liabilities, effective on or prior to the Distribution Date, in the manner contemplated by this Agreement and the Ancillary Agreements.

          Distribution:   the distribution to holders of NME Common Stock of
          ------------
approximately 85% of the shares of New Hillhaven Common Stock to be owned by NME immediately following completion of the Plan of Reorganization.

          Distribution Agency Agreement:   the Distribution Agency Agreement,
          -----------------------------
dated as of January 8, 1990, between NME and the Agent, the proposed form of which is attached as Exhibit B, providing for, among other things, the dissemination of the Information Statement to NME shareholders as of the Record Date and the distribution of certificates evidencing shares of New Hillhaven Common Stock to such shareholders.

          Distribution Date:   January 31, 1990.
          -----------------

          Exchange Act:   the Securities Exchange Act of 1934, as amended.
          ------------

          FHC:   First Healthcare Corporation, a Delaware corporation and
          ---
Subsidiary of NME which will become a New Hillhaven Subsidiary pursuant to the Plan of Reorganization.

          FORM 10:   the Registration Statement on Form 10 to be filed by New
          -------
Hillhaven with the Commission to effect the registration of the New Hillhaven Common Stock pursuant to the Exchange Act.

          Government Programs Agreement:   the Government Programs Agreement, to
          -----------------------------
be dated as of the Distribution Date, between NME and New Hillhaven, the proposed form of which is attached as Exhibit C, providing for, among other things, the administration of certain matters, including cost reports, under Medicare and Medicaid programs.

          Guarantee Agreement:   the Guarantee Reimbursement Agreement, to be
          -------------------
dated as of the Distribution Date, between NME and New Hillhaven, the proposed form of which is attached as Exhibit D, providing for, among other things, a guarantee fee and the reimbursement by New Hillhaven to NME of amounts paid by NME in respect of certain guarantee, lease or other obligations.

          Information Statement:   the information statement, constituting a
          ---------------------
part of the Form 10, in the form to be distributed to the holders of NME Common Stock as of the Record Date in connection with the Distribution, and as it may be amended or supplemented subsequent to such dissemination.

          Insurance Agreement:    the Insurance Agreement, to be dated as of the
          -------------------
Distribution Date, between NME and New Hillhaven, the proposed form of which is attached as Exhibit E, providing for, among other things, the allocation of certain insurance claims and joint insurance arrangements on a transitional basis.

          Lease Agreements:   the Lease Agreements, to be dated on or prior to
          ----------------
the Distribution Date, between an NME Subsidiary, on the one hand, and FHC, on the other hand, the proposed form of which is, together with the proposed related Guarantee of Lease of New Hillhaven, attached as Exhibit F, respectively providing for, among other things, the lease on a triple net basis by FHC of long term care facilities or retirement housing centers and the guarantee by New Hillhaven of such lease obligations of FHC.

          Lease Assumption Agreements:   the Assignment and Assumption of Lease
          ---------------------------
Agreements, to be dated on or prior to the Distribution Date, between NME or an NME Subsidiary, on the one hand, and a New Hillhaven Subsidiary, on the other hand, the proposed form of which, together with the proposed related Guaranty of New Hillhaven, is attached as Exhibit G, providing for, among other things, the assumption by a New Hillhaven Subsidiary of certain obligations and the assignment to a New Hillhaven Subsidiary of certain rights under leases or subleases and the guarantee of such obligations by New Hillhaven.

          Liabilities:   any and all debts, liabilities and obligations,
          -----------
absolute or contingent, mature or unmature, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising (unless otherwise specified in this Agreement), including all costs and expenses relating thereto, and those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any governmental entity or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

          Management Agreements:   the Management Agreements, to be dated as of
          ---------------------
the Distribution Date, between FHC, as manager, and certain NME Subsidiaries, the proposed form of which is attached as Exhibit H, providing for, among other things, the management by FHC of such facilities.

          New Hillhaven BY-Laws:   the By-Laws of New Hillhaven, attached as
          ---------------------
Exhibit I and as in effect at the date hereof.

          New Hillhaven Charter:   the Amended and Restated Articles of
          ---------------------
Incorporation of New Hillhaven, attached as Exhibit J and as in effect at the date hereof.

          New Hillhaven Common Stock:   the common stock, par value $0.15 per
          --------------------------
share, of New Hillhaven.

          New Hillhaven Employee:   any individual who, immediately prior to the
          ----------------------
Distribution, was employed by NME or Old Hillhaven or any of the Old Hillhaven Subsidiaries and who, immediately after the Distribution, is to be employed by New Hillhaven or a Subsidiary of New Hillhaven.

          New Hillhaven Liabilities:   all of (i) the Liabilities of New
          -------------------------
Hillhaven or any New Hillhaven Subsidiary under this Agreement or any of the Ancillary Agreements to which any of them is a party and (ii) the Liabilities arising out of any of the documents or instruments executed and delivered by New Hillhaven or any New Hillhaven Subsidiary pursuant to the transactions contemplated by the Plan of Reorganization or pursuant to any supplemental agreement contemplated by Section 2.07.

          New Hillhaven Subsidiaries:   the corporations identified in Annex
          --------------------------
III(b) hereto, which are now Subsidiaries of NME but which immediately following the Distribution will be Subsidiaries of New Hillhaven.

          New Hillhaven Subsidiary Notes:   the promissory notes, to be dated
          ------------------------------
the Distribution Date, of (i) FHC, the proposed form of which is attached as Exhibit K-1, to be issued to Old Hillhaven and (ii) Medi-$ave Pharmacies, Inc., the proposed form of which is attached as Exhibit K-2, to be issued to Hillhaven Inc., in each case pursuant to the Plan of Reorganization.

          NME Board:   the Board of Directors of NME.
          ---------

          NME Common Stock:   the common stock, par value $0.15 per share, of
          ----------------
NME.

          NME Liabilities:   all of the Liabilities of NME or any NME Subsidiary
          ---------------
under this Agreement or any of the Ancillary Agreements to which any of them is a party.

          NME Subsidiary:   any corporation that will be a Subsidiary of NME
          --------------
immediately following the Distribution, including, without limitation, Old Hillhaven and the Old Hillhaven Subsidiaries.

          Note Guarantee Agreement:    the Note Guarantee Agreement, to be dated
          ------------------------
as of the Distribution Date, among New Hillhaven, NME and the payees on the New Hillhaven Subsidiary Notes, the proposed form of which is attached as Exhibit L, providing for, among other things, the guarantee by New Hillhaven of all the obligations of the obligors on the New Hillhaven Subsidiary Notes.

          Old Hillhaven Subsidiary:   any corporation that was a Subsidiary of
          ------------------------
Old Hillhaven prior to the Distribution, other than New Hillhaven and the New Hillhaven Subsidiaries.

          Plan of Reorganization:   the series of transactions, more
          ----------------------
particularly described on Annex I hereto, providing, effective on or prior to the Distribution Date, for the transfer of assets and liabilities to New Hillhaven and New Hillhaven Subsidiaries, as contemplated by this Agreement and the Information Statement.

          Record Date:   the close of business on January 12, 1990.
          -----------

          Revolving Credit and Term Loan Agreement:   the Revolving Credit and
          ----------------------------------------
Term Loan Agreement, to be dated as of the Distribution Date, between NME and New Hillhaven, the proposed form of which is attached as Exhibit M, providing for, among other things, borrowings by New Hillhaven from NME from time to time in order to meet the working capital and other cash flow needs of certain of New Hillhaven's retirement housing and other discontinued operations and for capital improvements on long term care facilities.

          Rights:   the preferred stock purchase rights, to be issued pursuant
          ------
to the Rights Agreement, which will initially be evidenced by the New Hillhaven Common Stock certificates.

          Rights Agreement:   the Rights Agreement, to be dated as of the
          ----------------
Distribution Date, between New Hillhaven and Manufacturers Hanover Trust Company of California, as Rights Agent, the proposed form of which is attached as Exhibit N, providing for, among other things, the issuance of the Rights.

          Services Agreement:   the Services Agreement, to be dated as of the
          ------------------
Distribution Date, between NME and New Hillhaven, the proposed form of which is attached as Exhibit O, providing for, among other things, the provision on a transitional basis of certain management and incidental services and certain joint purchasing and space-sharing arrangements.

          Subsidiary:   any corporation of which more than 50% of the
          ----------
outstanding shares of stock having ordinary voting power to elect a majority of the board of directors (other than stock having such power only by reason of the happening of a contingency) is at the time directly or indirectly owned by NME or New Hillhaven, as the case may be.

          Tax Sharing Agreement:   the Tax Sharing Agreement, to be dated as of
          ---------------------
the Distribution Date, between NME and New Hillhaven, the proposed form of which is attached as Exhibit P, providing for, among other things, the allocation of liabilities with respect to federal, state and local income taxes and the procedures for filing returns with respect to such taxes.

          Warrant and Registration Rights Agreement:   the Warrant and
          -----------------------------------------
Registration Rights Agreement, to be dated as of the Distribution Date, among NME, New Hillhaven and Manufacturers Hanover Trust Company of California, as Warrant Agent, the proposed form of which is attached as Exhibit Q, providing for, among other things, the issuance of warrants to purchase New Hillhaven Common Stock and certain registration rights with respect to such stock and the New Hillhaven Common Stock to be retained by NME.

          Section 1.02  Exhibits, etc.   References to an "Exhibit" or to an
                        -------------
"Annex" or to a "Schedule" are, unless otherwise specified, to one of the Exhibits or Annexes or Schedules attached to this Agreement, and references to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement.


                                  ARTICLE II
                              PRELIMINARY ACTION
                              ------------------

          Section 2.01   Cooperation Prior to the Distribution.
                         -------------------------------------

               (a)  Form 10; Information Statement.    NME and New Hillhaven
                    ------------------------------
have prepared, and New Hillhaven shall file with the Commission, the Form 10, which shall include or incorporate by reference the Information Statement. NME and New Hillhaven shall use reasonable efforts to cause the Form 10 to become effective under the Exchange Act. NME and New Hillhaven shall also prepare, and NME shall cause to be mailed, prior to midnight, January 12, 1990, to the holders of NME Common Stock as of the Record Date, the Information Statement, which shall set forth appropriate disclosures concerning New Hillhaven, the Distribution and other matters.

               (b)  Benefit Plan Registrations.   NME and New Hillhaven shall
                    --------------------------
cooperate in preparing, filing with the Commission and causing to become effective any registration statements or amendments thereto which are necessary to be so filed prior to the Distribution Date and appropriate to reflect the establishment of, or amendments to, any employee benefit and other plans contemplated by the Benefits Agreement.

               (c)  Blue Sky. NME and New Hillhaven shall take all such action
                    --------
as may be necessary or appropriate under the securities or blue sky laws of states or other political subdivisions of the United States in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

               (d)  Listing.  NME and New Hillhaven have prepared, and New
                    -------
Hillhaven shall file and pursue, an application to effect the listing of the New Hillhaven Common Stock and the Rights on the American Stock Exchange ("ASE")

          Section 2.02   Plan of Reorganization and Related Transactions.  It is
                         -----------------------------------------------
the intention of the parties hereto that the transactions contemplated by this
Section 2.02 shall, to the extent practicable, be effected in the order in which such transactions are set forth in this Section 2.02.

               (a)  Corporate Action.   All necessary corporate action on the
                    ----------------
part of NME, New Hillhaven, the New Hillhaven Subsidiaries, Old Hillhaven and the Old Hillhaven Subsidiaries necessary to implement the transactions contemplated hereby and by the Plan of Reorganization shall be taken.

               (b)  Plan of Reorganization.  All of the transactions
                    ----------------------
contemplated by the Plan of Reorganization shall be substantially completed as provided therein. Annex II identifies and indicates the ownership of all of the Subsidiaries of Old Hillhaven immediately prior to implementation of the Plan of Reorganization. Annexes III(a) and III(b) identify and indicate the ownership of all of the Subsidiaries of Old Hillhaven and New Hillhaven, respectively, immediately after implementation of the Plan of Reorganization.

               (c)  Ancillary Agreements.  Each of the Ancillary Agreements
                    --------------------
shall be executed and delivered by the parties thereto, with such additions, deletions or other changes as may be authorized by the respective boards of directors of the parties hereto.

               (d)  NME Capital Contribution.  NME shall have made, either
                    ------------------------
directly or through one or more of its Subsidiaries, capital contributions to New Hillhaven of assets sufficient to increase the Stockholders' equity of New Hillhaven to at least $170 million, after giving effect to the transaction contemplated by the Plan of Reorganization.

          Section 2.03  Cash Management and Bank Accounts After the
                        -------------------------------------------
Distribution Date.  All cash management systems and bank accounts currently in
-----------------
place will be subject to the procedures set forth in a memorandum to be initialed by the parties hereto.

          Section 2.04  Transfers Not Effected Prior to the Distribution;
                        -------------------------------------------------
Transfers Deemed Effective as of the Distribution Date.  To the extent that any
------------------------------------------------------
transfers and assumptions contemplated by this Article II and Article III shall not have been consummated prior to the Distribution Date, the parties shall cooperate to effect such transfers as promptly following the Distribution Date as shall be practicable, it nonetheless being agreed and understood by the parties that neither party shall be liable in any manner to any other party for any failure of any of the transfers or assumptions contemplated by this Article II or Article III to be consummated prior to the Distribution Date. Nothing herein shall be deemed to require the transfer of any assets or the assumption of any Liabilities which by their terms or operation of law cannot be transferred or assumed; provided, however, that NME, Old Hillhaven and their
                        --------  -------
respective Subsidiaries and New Hillhaven and the New Hillhaven Subsidiaries shall cooperate to seek to obtain any necessary consents or approvals for the transfer of all assets and assumption of all Liabilities contemplated to be transferred or assumed pursuant to this Article II and Article III. In the event that any such transfer of assets or assumption of Liabilities has not been consummated, effective as of and after the Distribution Date, the party retaining such asset or Liability shall thereafter hold such asset for the party entitled thereto (at the expense of the party entitled thereto) and retain such Liability for the account of the party by whom such Liability is to be assumed, and take such other action as may be reasonably requested by the party to whom such asset is to be transferred, or by whom such Liability is to be assumed, as the case may be, in order to place such party, insofar as reasonably possible, in the same position as would have existed had such asset or Liability been transferred or assumed as of the Distribution Date. As and when any such asset or Liability becomes transferable or assumable, such transfer or assumption shall be effected forthwith. The parties agree that, as of the Distribution Date, each party hereto shall be deemed to have assumed in accordance with the terms of this Agreement and the Ancillary Agreements all of the Liabilities, and all duties, obligations and responsibilities incident thereto, which such party is required to assume pursuant to the terms hereof and thereof. New Hillhaven shall take all necessary steps, with the assistance of NME if appropriate, to effect any transfer of assets or assumption of Liabilities not transferred or assumed effective as of the Distribution Date, and NME shall reimburse New Hillhaven for all out-of-pocket expenses incurred in effecting such transfer or assumption, provided that (i) New Hillhaven shall have provided back-up for such expenses reasonably acceptable to NME and (ii) NME shall have approved in advance any item of expense in excess of $5,000 to be incurred after the Distribution Date, which approval shall not be unreasonably withheld.

          Section 2.05   No Representations or Warranties; Consents.  Each of
                         ------------------------------------------
the parties hereto understands and agrees that no party hereto is, in this Agreement or in any Ancillary Agreement or in any other agreement or document contemplated by this Agreement or otherwise, representing or warranting in any way (i) as to the value or freedom from encumbrance of, or any other matter concerning, any assets of such party or (ii) as to the legal sufficiency to convey title to any asset of the execution and delivery of this Agreement or any Ancillary Agreement, including, without limitation, any Conveyancing and Assumption Instruments, it being agreed and understood that all such assets are being transferred "as is, where is" and that the party to which such assets are to be transferred hereunder shall bear the economic and legal risk that any conveyances of such assets shall prove to be insufficient or that such party or any of its Subsidiaries' title to any such assets shall be other than good and marketable and free from encumbrances. Similarly, each party hereto understands and agrees that no party hereto is, in this Agreement or in any other agreement or document contemplated by this Agreement or otherwise, representing or warranting in any way that the obtaining of any consents or approvals, the execution and delivery of any amendatory agreements and the making of any filings or applications contemplated by this Agreement will satisfy the provisions of any or all applicable agreements or the requirements of any or all applicable laws or judgments, it being agreed and understood that the party to which any assets are transferred shall bear the economic and legal risk that any necessary consents or approvals are not obtained or that any requirements of laws or judgments are not complied with. Notwithstanding the foregoing, the parties shall use reasonable efforts to obtain all consents and approvals, to enter into all amendatory agreements and to make all filings and applications which may be required for the consummation of the transactions contemplated by this Agreement, including, without limitation, all applicable regulatory filings or consents under federal or state health care laws and all necessary consents, approvals, agreements, filings and applications.

          Section 2.06   Conveyancing and Assumption Instruments.  In connection
                         ---------------------------------------
with the transfers of assets (other than capital stock) and the assumptions of Liabilities contemplated by this Agreement, and except as otherwise provided in the Plan of Reorganization, the parties shall execute or cause to be executed by the appropriate entities the Conveyancing and Assumption Instruments in such forms as the parties shall agree. The transfer of capital stock shall be effected by means of delivery of stock certificates and executed stock powers and notation on the stock record books of the corporation or other legal entities involved and, to the extent required by applicable law, by notation on public registries.

          Section 2.07   Further Assurances. Each of NME and New Hillhaven
                         ------------------
agrees to execute, acknowledge and deliver, and to cause their respective Subsidiaries to execute, acknowledge and deliver, any assurances, documents and instruments of transfer reasonably requested by the other and will take any other action consistent with the terms of this Agreement that may reasonably be requested by the other for the purpose of consummating the transactions contemplated by this Agreement. In particular, the parties agree to enter into any supplemental agreements necessary or appropriate to provide for temporary operation by NME or its Subsidiaries of facilities intended to be transferred to New Hillhaven or its Subsidiaries in cases where any necessary consents or approvals have not been obtained, or any other required actions have not been completed, prior to the Distribution Date.


                                  ARTICLE III
                               THE DISTRIBUTION
                               ----------------

          Section 3.01   Conditions Precedent to the Distribution.  In no event
                         ----------------------------------------
shall the Distribution occur unless prior to such time the following conditions shall have been satisfied:

               (i) the transactions contemplated by Section 2.02 shall have been consummated in all material respects, except to the extent waived by NME;

              (ii) the New Hillhaven Common Stock and the Rights shall have been approved for listing on the ASE, subject to official notice of issuance;

             (iii) the New Hillhaven Charter and New Hillhaven By-Laws shall have been adopted and shall be in effect; and

              (iv) the Form 10 shall have become effective under the Exchange Act and no stop order which has not been lifted shall be in effect with respect thereto;

provided, however, that the satisfaction of such conditions shall not create any
--------  -------
obligation on the part of NME to effect the Distribution or in any way limit NME's power of termination set forth in Section 7.08 or alter the consequences of any such termination from those specified in such Section.

          Section 3.02   The Distribution.   New Hillhaven shall take all steps
                         ----------------
required by NME or the Agent to effect the transactions contemplated by the Distribution Agency Agreement. Prior to the Distribution, and in connection with the Plan of Reorganization, New Hillhaven shall cause to be issued to NME or Subsidiaries of NME (i) a certificate or certificates representing a sufficient number of shares of New Hillhaven Common Stock so that one share of New Hillhaven Common Stock may be distributed for each share of NME Common Stock held by NME shareholders on the Record Date and (ii) a certificate or certificates representing a sufficient number of shares of New Hillhaven Common Stock so that, after giving effect to the issuance of the shares referred to in clause (i) above, NME and Subsidiaries of NME will own in the aggregate 15% of the outstanding New Hillhaven Common Stock.


                                  ARTICLE IV
                                INDEMNIFICATION
                                ---------------

          Section 4.01   Indemnification by NME.
                         ----------------------

               (a)  NME Liabilities.  Except as otherwise set forth in an
                    ---------------
Ancillary Agreement, NME shall indemnify, defend and hold harmless New Hillhaven, each New Hillhaven Subsidiary and each of their directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing (the "New Hillhaven Indemnitees") from and against the NME Liabilities and any and all losses, liabilities, claims, damages, obligations, payments, costs and expenses, matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown, including, without limitation, the costs and expenses of any and all Actions, threatened Actions, demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any such Actions or threatened Actions (collectively, "Indemnifiable Losses" and, individually, an "Indemnifiable Loss"), of the New Hillhaven Indemnitees arising out of or due to the failure or alleged failure of NME to pay, perform or otherwise discharge in due course any of the NME Liabilities.

               (b)  Exchange Act Liabilities.  NME shall also indemnify, defend
                    ------------------------
and hold harmless each of the New Hillhaven Indemnitees from and against any and all Indemnifiable Losses of the New Hillhaven Indemnitees arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any portion of the Information Statement specified in Schedule 4.01(b), or the omission or alleged omission to state in any such portion a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          Section 4.02  Indemnification by New Hillhaven.
                        --------------------------------

               (a)  New Hillhaven Liabilities.  Except as otherwise set forth in
                    -------------------------
an Ancillary Agreement, New Hillhaven shall indemnify, defend and hold harmless NME, each NME Subsidiary and each of their directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing (the "NME Indemnitees") from and against the New Hillhaven Liabilities and any and all Indemnifiable Losses of the NME Indemnitees arising out of or due to the failure or alleged failure of New Hillhaven to pay, perform or otherwise discharge in due course any of the New Hillhaven Liabilities.

               (b)  Exchange Act Liabilities.  New Hillhaven shall also
                    ------------------------
indemnify, defend and hold harmless each of the NME Indemnitees from and against any and all Indemnifiable Losses of the NME Indemnitees arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any portion of the Information Statement specified in Schedule 4.02(b), or the omission or alleged omission to state in any such portion a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          Section 4.03   Limitations on Indemnification Obligations.  The amount
                         ------------------------------------------
which any party (an "Indemnifying Party") is or may be required to pay to any other party (an "Indemnitee") pursuant to Section 4.01 or Section 4.02 shall be reduced (including, without limitation, retroactively) by any such amounts which such Indemnifying Party is or may be required to pay to such Indemnitee with respect to the same matter under rights of indemnification pursuant to any Ancillary Agreement, to the end that no duplicate payments will be required with respect to any indemnified amount.

          Section 4.04   Procedure for Indemnification.
                         -----------------------------

               (a) If an Indemnitee shall receive notice or otherwise learn of the assertion by a person (including, without limitation, any governmental entity) who is not a party to this Agreement or to any of the Ancillary Agreements of any claim or of the commencement by any such person of any Action (a "Third Party Claim") with respect to which an Indemnifying Party may be obligated to provide indemnification pursuant to this Agreement, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third Party Claim; provided, that the failure of any
                                          --------
Indemnitee to give notice as provided in this Section 4.04 shall not relieve the related Indemnifying Party of its obligations under this Article IV, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the Indemnifiable Loss that has been or may be sustained by such Indemnitee.

               (b) An Indemnifying Party may elect to defend or to seek to settle or compromise, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within 30 days of the receipt of notice from an Indemnitee in accordance with Section 4.04(a) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the related Indemnitee if the Indemnifying Party elects not to defend or to seek to settle or compromise such Third Party Claim (which election may be made only in the event of a good faith assertion by the Indemnifying Party that a claim was inappropriately tendered under Section 4.01 or 4.02, as the case may be). Unless an Indemnifying Party elects not to assume the defense of or to seek to settle or compromise a Third Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this Article IV for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof; provided, that, if the defendants in any
                                     --------  ----
such claim include both the Indemnifying Party and one or more Indemnitees and in any Indemnitee's reasonable judgment a conflict of interest between one or more of such Indemnitees and such Indemnifying Party exists in respect of such claim, such Indemnitees shall have the right to employ separate counsel to represent such Indemnitees and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel reasonably satisfactory to the Indemnifying Party) shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to defend, or elects not to seek to settle or compromise a Third Party Claim, such Indemnitee may defend or seek to compromise or settle such Third Party Claim.

               (c) If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, the related Indemnitee shall make available to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise, and shall otherwise cooperate in the defense, settlement or compromise of such Third Party Claim.

               (d) Notwithstanding anything else in this Section 4.04 to the contrary, neither an Indemnifying Party nor an Indemnitee shall settle or compromise any Third Party Claim unless such settlement or compromise contemplates as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnitee or the Indemnifying Party, respectively, of a written release from all liability with respect to such Third Party Claim.

               (e) Any claim on account of an Indemnifiable Loss which does not result from a Third Party Claim shall be asserted by written notice given by the Indemnitee to the related Indemnifying Party. Such Indemnifying Party shall have a period of 30 days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such 30 day period, such Indemnifying Party shall be deemed to have accepted responsibility to make payment and shall have no further right to contest the validity of such claim. If such Indemnifying Party does respond within such 30 day period and rejects such claim in whole or in part, such Indemnitee shall be free to pursue such remedies as may be available to such party under applicable law.

               (f) In addition to any adjustments required pursuant to Section 4.03, if the amount of any Indemnifiable Loss shall, at any time subsequent to the payment required by this Agreement, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the Indemnifying Party.

               (g) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

               (h) All disputes arising out of or relating to this Agreement shall be resolved pursuant to the reference procedure set forth in California Code of Civil Procedure Sections 638 et seq. The parties hereby agree to submit
                                     -- ---
to the jurisdiction of the Superior Court of the County of Los Angeles, State of California (the "Superior

Court") for such purpose. Either party may initiate the procedure set forth in this subsection by providing the other party with notice setting forth the nature of the dispute (the "Reference Notice"). The parties shall designate to the Superior Court a referee who is an active attorney or retired judge living in the County of Los Angeles who shall resolve the dispute. If the parties are unable to designate a referee within 20 days after the receipt of the Reference Notice, the parties shall request that the Superior Court appoint a referee. In connection with any proceeding pursuant to this subsection, the parties shall have any discovery rights which would have been available had the matters which are the subject of the dispute been decided by the Superior Court. Discovery proceedings may be noticed and commenced immediately after delivery of the Reference Notice. The hearing before the referee shall begin no later than 60 days after the receipt of the Reference Notice. All discovery in connection with the reference proceeding shall be concluded no later than 15 days prior to the commencement of the hearing. Judgment upon the award rendered by the referee shall be entered in the Superior Court. Nothing in this Section shall be construed to impair the right of either party to appeal from such judgment.

               (i) The parties hereto agree that the procedures set forth in subsections (a) through (g) of this Section 4.04 shall be applicable to all Ancillary Agreements and are deemed to be set forth therein as if such procedures were fully set forth therein.

          Section 4.05   Remedies Cumulative.  The remedies provided in this
                         -------------------
Article IV shall be cumulative and shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party; provided, however, that all remedies sought or
                                --------  -------
asserted by an Indemnitee against an Indemnifying Party with respect to an Indemnifiable Loss shall be limited by and be subject to the provisions of this
Article IV.

          Section 4.06   Survival of Indemnities.  The obligations of each of
                         -----------------------
(i) New Hillhaven, on the one hand, and (ii) NME, on the other hand, under this
Article IV, shall survive the sale or other transfer to or by it of any assets or businesses or the assignment to or assumption by it of any Liabilities, with respect to any Indemnifiable Loss of the other related to such assets, businesses or Liabilities.

                                   ARTICLE V
                          CERTAIN ADDITIONAL MATTERS
                          --------------------------

          Section 5.01   Resignations.  (a) New Hillhaven shall cause all New
                         ------------
Hillhaven Employees, other than Messrs. Richard K. Eamer and Leonard Cohen, to resign, effective as of the Distribution Date, from all boards of directors or similar governing bodies of any NME Subsidiary on which they serve, and from all positions as officers of NME or any NME Subsidiary in which they serve.

               (b) NME shall cause all NME employees who are not also New Hillhaven Employees to resign, effective as of the Distribution Date, from all boards of directors or similar governing bodies of any New Hillhaven Subsidiary on which they serve and from all positions as officers of any New Hillhaven Subsidiary in which they serve.

          Section 5.02   Outside Auditors.  For periods ending through May 31,
                         ----------------
1992, New Hillhaven shall appoint an accounting firm which is one of the "Big Six" accounting firms or a successor thereto to perform the audit of New Hillhaven's consolidated financial statements. During such periods, New Hillhaven shall, and shall cause such auditors to, consult, within a reasonable period of time prior to taking any action, with NME and its auditors in the event that (i) New Hillhaven proposes to use accounting principles with respect to New Hillhaven's consolidated financial statements different in any material respect from the accounting principles currently used by NME in connection with the preparation and audit of NME's consolidated financial statements or (ii) New Hillhaven proposes to change its corporate structure from that indicated on Annex III(b).

          Section 5.03   Relationships; Name Changes.
                         ---------------------------

               (a)  Relationships.  As soon as practicable, and in any event not
                    -------------
later than one year after the Distribution, NME shall, and shall cause the NME Subsidiaries to, cease using any existing printed material showing that New Hillhaven or any New Hillhaven Subsidiary is a Subsidiary of NME, and New Hillhaven shall, and shall cause the New Hillhaven Subsidiaries to, cease using any existing printed material showing that New Hillhaven or any New Hillhaven Subsidiary is a Subsidiary of NME.

               (b)  Name Changes.  As soon as practicable, and in any event not
                    ------------
later than one year after the Distribution, NME shall take all necessary steps to change the corporate name of Old Hillhaven and any Old Hillhaven Subsidiary using the word "Hillhaven" or any variation thereof in its corporate name to eliminate such word or variation.

          Section 5.04   Post-Distribution Adjustments.   Promptly after the
                         -----------------------------
Distribution, New Hillhaven shall arrange for the preparation of a consolidated balance sheet prepared in accordance with generally accepted accounting principles applied on a basis consistent with past practice (the "Distribution Date Balance Sheet") as of the Distribution Date and the delivery of such Distribution Date Balance Sheet to NME not later than March 31, 1990. NME shall have the right to oversee and participate fully in the preparation of the Distribution Date Balance Sheet, and such balance sheet shall also be reviewed, in accordance with the standards established by the American Institute of Certified Public Accountants, by KPMG Peat Marwick prior to May 31, 1990. Based upon the Distribution Date Balance Sheet as so reviewed, New Hillhaven and NME shall execute and deliver the addendum set forth in the New Hillhaven Subsidiary Note to be delivered by FHC, which will reflect the adjusted principal amount determined in accordance with the formula set forth in such Note.


                                  ARTICLE VI
                      ACCESS TO INFORMATION AND SERVICES
                      ----------------------------------

          Section 6.01   Provision of Corporate Records.
                         ------------------------------

               (a) Upon New Hillhaven's request NME shall arrange as soon as practicable following the Distribution Date for the delivery to New Hillhaven of existing corporate records in the possession of NME relating to New Hillhaven and the New Hillhaven Subsidiaries and all active agreements and active litigation files relating to the businesses to be transferred to New Hillhaven or any New Hillhaven Subsidiary in connection with the Plan of Reorganization, except to the extent such items are already in the possession of New Hillhaven or any New Hillhaven Subsidiary. Such records shall be the property of New Hillhaven, but shall be available to NME for review and duplication until NME shall notify New Hillhaven in writing that such records are no longer of use to NME.

               (b) Upon NME's request New Hillhaven shall arrange as soon as practicable following the Distribution Date, to the extent not previously delivered in connection with the transactions contemplated in Article II and
Article III, for the delivery to NME of existing corporate records in its possession relating to the real properties currently held by Old Hillhaven which will not be transferred to New Hillhaven and other records relating to matters other than the businesses to be transferred to New Hillhaven or any New

Hillhaven Subsidiary in connection with the Plan of Reorganization, except to the extent such items are already in the possession of NME. Such records shall be the property of NME, but shall be available to New Hillhaven for review and duplication until New Hillhaven shall notify NME in writing that such records are no longer of use to New Hillhaven.

          Section 6.02   Access to Information.
                         ---------------------

               (a) From and after the Distribution Date, NME shall afford to New Hillhaven and its authorized accountants, counsel and other designated representatives reasonable access (including using reasonable efforts to give access to persons or firms possessing information) and duplicating rights during normal business hours to all records, books, contracts, instruments, computer data and other data and information (collectively, "Information") within NME's possession relating to the businesses to be transferred to New Hillhaven or any New Hillhaven Subsidiary in connection with the Plan of Reorganization, insofar as such access is reasonably required by New Hillhaven. Similarly, New Hillhaven shall afford to NME and its authorized accountants, counsel and other designated representatives reasonable access (including using reasonable efforts to give access to persons or firms possessing Information) and duplicating rights during normal business hours to Information within New Hillhaven's possession relating to the NME business as constituted after the Distribution, insofar as such access is reasonably required by NME. Information may be requested under this
Article VI for, without limitation, audit, accounting, claims, litigation and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations and for performing this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby.

               (b) For a period of five years following the Distribution Date, New Hillhaven shall provide to NME, promptly following such time at which such documents shall be filed with the Commission, copies of all documents which shall be filed by New Hillhaven or any of its Subsidiaries with the Commission pursuant to the periodic and interim reporting requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

          Section 6.03   Provision of Services.  In addition to any services
                         ---------------------
contemplated to be provided following the Distribution Date by the Services Agreement or any other Ancillary Agreement, each party, upon written request, shall make available to the other party, during normal business hours and in a manner that will not unreasonably interfere with such party's business, its financial, tax, accounting, legal, employee benefits and similar staff services

(collectively "Services") whenever and to the extent that they may be reasonably required in connection with the preparation of tax returns, audits, claims, litigation or administration of employee benefit plans, and otherwise to assist in effecting an orderly transition following the Distribution.

          Section 6.04   Production of Witnesses.  At all times from and after
                         -----------------------
the Distribution Date, each of New Hillhaven and NME shall use reasonable efforts to make available to the other upon written request its and its Subsidiaries' officers, directors, employees and agents as witnesses to the extent that such persons may reasonably be required in connection with legal, administrative or other proceedings in which the requesting party may from time to time be involved.

          Section 6.05   Reimbursement.  Except to the extent otherwise
                         -------------
contemplated by the Services Agreement or any other Ancillary Agreement, a party providing Information or Services to the other party under this Article VI shall be entitled to receive from the recipient, upon the presentation of invoices therefor, payments for such amounts, relating to supplies, disbursements and other out-of-pocket expenses, as may be reasonably incurred in providing such Information or Services.

          Section 6.06   Retention of Records.  Each of NME and New Hillhaven
                         --------------------
shall retain, and shall cause its Subsidiaries to retain, pursuant to NME's Record Retention Program, a copy of which has been made available to New Hillhaven, all Information relating to the other and the other's Subsidiaries, except as otherwise required by law or set forth in an Ancillary Agreement or except to the extent that such Information is in the public domain or in the possession of the other party; provided, that, after the expiration of the
                               --------  ----
applicable retention period set forth in such Program, such Information shall not be destroyed or otherwise disposed of at any time, unless, prior to such destruction or disposal, (a) the party proposing to destroy or otherwise dispose of such Information shall provide no less than 90 days' prior written notice to the other, specifying in reasonable detail the Information proposed to be destroyed or disposed of and (b) if a recipient of such notice shall request in writing prior to the scheduled date for such destruction or disposal that any of the Information proposed to be destroyed or disposed of be delivered to such requesting party, the party proposing the destruction or disposal shall promptly arrange for the delivery of such of the Information as was requested at the expense of the party requesting such Information.

          Section 6.07   Confidentiality.  Subject to any contrary requirement
                         ---------------
of law and the right of each party to
enforce its rights hereunder in any legal action, each party shall keep strictly confidential, and shall cause its employees and agents to keep strictly confidential, any Information of or concerning the other party which it or any of its agents or employees may acquire pursuant to, or in the course of performing its obligations under, any provisions of this Agreement; provided,
                                                                    --------
however, that such obligation to maintain confidentiality shall not apply to
-------
Information which (i) at the time of disclosure was in the public domain, (ii) after disclosure enters the public domain not as a result of acts by the receiving party, (iii) was already independently in the possession of the receiving party at the time of disclosure or (iv) is received by the receiving party from a third party who did not receive such Information from the disclosing party under an obligation of confidentiality.


                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------


          Section 7.01   Entire Agreement; Amendment.  This Agreement and the
                         ---------------------------
other agreements referred to herein or therein or entered into in connection herewith or therewith set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof, including the Original Agreement. No representation, promise, inducement or statement of intention has been made by either party hereto which is not embodied in this Agreement or such other agreements, the Annexes, Schedules or Exhibits hereto or thereto, or the written statements or other documents delivered pursuant hereto or thereto, and neither party hereto shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth. This Agreement may be amended or modified only by a written instrument executed by both parties hereto or by their successors and permitted assigns.

          Section 7.02   Survival of Agreements.  Except as otherwise
                         ----------------------
contemplated by this Agreement, all covenants and agreements of the parties contained in this Agreement shall survive the Distribution Date.

          Section 7.03   Expenses.  Except as otherwise set forth in this
                         --------
Agreement or any Ancillary Agreement, all costs and expenses in connection with the preparation, execution, delivery and implementation of this Agreement and with the consummation of the transactions contemplated by this Agreement shall be paid by NME to the extent that appropriate documentation concerning such costs and expenses shall be provided to NME, provided that NME shall have approved in advance any item of expense in excess of $5,000 to be incurred after the Distribution Date, which approval shall not be unreasonably withheld. Such costs and expenses shall include, without limitation, printing costs and other expenses related to the preparation, printing and distribution of the Information Statement.

          Section 7.04   Governing Law.  This Agreement shall be governed by and
                         -------------
construed in accordance with the laws of the State of California.

          Section 7.05   Notices.  All notices, consent, requests,
                         -------
instructions, approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person or by courier, telegraphed, telexed or sent by facsimile transmission or mailed, by certified or registered mail, postage prepaid at the following address (or at such other address provided by one party to the other in writing):

     If to NME:

          National Medical Enterprises, Inc.
          2700 Colorado Avenue
          P.O. Box 4070
          Santa Monica, California 90404

          Telecopy No.:    (213) 315-6688

          Attention:  General Counsel

     If to New Hillhaven:

          The Hillhaven Corporation
          1148 Broadway Plaza
          Tacoma, Washington 98401-2264

          Telecopy No.:    (206) 756-4714

          Attention:  President

     with a copy to:

          The Hillhaven Corporation
          1148 Broadway Plaza
          Tacoma, Washington 98401-2264

          Telecopy No.:    (206) 756-4845

          Attention:  General Counsel

          Section 7.06   Construction.  In this Agreement,
                         ------------

               (i) unless the context otherwise requires, the terms "herein", "hereof", "hereto", and "hereunder" refer to this Agreement; and

              (ii) the headings of the sections and subsections hereof and the table of contents hereof are inserted for convenience only and do not constitute a part of this Agreement.

          Section 7.07   Successors and Assigns.  This Agreement and all of the
                         ----------------------
provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

          Section 7.08   Termination.  This Agreement may be terminated and the
                         -----------
Distribution abandoned at any time prior to the Distribution Date by and in the sole discretion of the NME Board without the approval of New Hillhaven or of NME's shareholders. In the event of such termination, no party shall have any liability of any kind to any other party.

          Section 7.09   Subsidiaries.  Each of the parties hereto shall cause
                         ------------
to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party which is contemplated to be a Subsidiary of such party on and after the Distribution Date.

          Section 7.10   No Third Party Beneficiaries.  Except for the
                         ----------------------------
provisions of Article IV relating to Indemnitees, this Agreement is solely for the benefit of the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third parties any remedy, claim, Liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

          Section 7.11   Further Assurances.  The parties acknowledge and agree
                         ------------------
that the execution, delivery and performance of this Agreement and the Ancillary Agreements will give rise to substantial long term relationships and that the exercise of certain contractual rights by one party under such agreements may have an adverse effect on the other party. In light of such relationships referred, to above, and so long as such relationships continue in substantially the form contemplated by this Agreement and the Ancillary Agreements taken together, each of the parties agrees to use its best efforts to consult with each other in good faith as to such actions which may be taken under such agreements or otherwise and which are reasonably believed to have a potentially adverse effect on the business and affairs of the other. Notwithstanding the foregoing, nothing in this Section shall be construed as limiting or otherwise impairing the contractual rights and remedies exercisable by either party under this Agreement or any of the Ancillary Agreements or otherwise in the conduct of the business and affairs of either party.

          Section 7.12   Annexes Exhibits and Schedules.  The Annexes, Exhibits
                         ------------------------------
and Schedules hereto shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

          Section 7.13   Legal Enforceability.  Any provision of this Agreement
                         --------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision or remedies otherwise available to any party hereto. Without prejudice to any rights or remedies otherwise available to any party hereto, each party here to acknowledges that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and year first above written.




                             [signatures omitted]

                                                               ANNEX I
                                                                 to
                                                          REORGANIZATION AND
                                                        DISTRIBUTION AGREEMENT



                            PLAN OF REORGANIZATION


          Promptly following execution of the Agreement, the parties thereto will commence implementation of the steps set forth below, in the sequence set forth below, in order to permit the Distribution to be made as of the Distribution Date. All such steps shall be implemented in accordance with the Rules of Procedure set forth at the end of this Plan of Reorganization.

          The key to abbreviations designating the nature of a transferor's interest in the long term care facilities referred to herein is set forth in paragraph (c) of the Rules of Procedure. Other defined terms used herein without definition shall have the meaning ascribed to them in the Agreement.

          Step 1.  (i) FHC will sell and transfer its interest in all the
          ------
property, plant and equipment located at the 14 long term care facilities identified below in this Step 1, together with any deferred finance charges, prepaid interest and/or other assets related to the mortgage debt with respect to such facilities including, without limitation, any sinking funds, escrow accounts and replacement reserves (such deferred charges, prepaid interest and other assets relating to the mortgage debt being referred to herein collectively as the "Financing Assets"), to the NME Subsidiary listed below under the caption "Purchaser" opposite the name of such facility. Each such NME Subsidiary will purchase such assets on the terms contemplated hereby and, in connection therewith, will assume all of the long-term mortgage debt, including any accrued interest thereon, relating to the facilities so purchased. In each case, the purchase price for such assets will equal the Book Value thereof. Payment of the portion of such purchase price that exceeds the amount of debt so assumed (such debt being valued for this purpose at its Book Value) will be made via a credit in favor of FHC in the Purchaser's intercompany account with FHC. All assets (other than the aforesaid property, plant and equipment and Financing Assets) existing as of the respective effective dates of such transfers, and all Liabilities other than the aforesaid long-term mortgage debt and any accrued interest thereon existing as of such dates, related to such facilities will be retained by FHC.

               Facility        Facility                Transferor's
    State       Number      Name and Address             Interest            Purchaser
    -----      --------     ----------------           ------------          ---------
CONNECTICUT

    (1)           561       Adams House                      O           HH Holding
                            Healthcare                                   Co., Inc.
                            Torrington, Ct.

               Facility        Facility                Transferor's
    State       Number      Name and Address             Interest            Purchaser
    -----      --------     ----------------           ------------          ---------

    (2)           562       Andrew House
                            Healthcare                       O           HH Holding
                            New Britain, Ct.                             Co., Inc.

    (3)           563       Camelot Nursing Home             O           HH Holding
                            New London, Ct.                              Co., Inc.

    (4)           565       Hamilton Pavilion                O           HH Holding
                            Healthcare                                   Co., Inc.
                            Norwich, Ct.

    (5)           566       Mountain View                    O           HH Holding
                            Healthcare                                   Co., Inc.
                            Windsor, Ct.

    (6)           567       Nutmeg Pavilion                  O           HH Holding
                            Healthcare                                   Co., Inc.
                            New London, Ct.

    (7)           568       Parkway Pavilion                 O           HH Holding
                            Healthcare                                   Co., Inc.
                            Enfield, Ct.


NEW
HAMPSHIRE

    (8)         591/8591    Dover House                      O           Hillhaven,
                            Healthcare/Dover                             Inc.
                            Head Trauma Unit
                            Dover, NH

    (9)           592       Greenbriar Terrace               OB          Old Hillhaven
                              Healthcare
                            Nusha, NH

    (10)          593       Hanover Terrace                  O           Hillhaven,
                            Healthcare                                   Inc.
                            Hanover, NH


    OHIO

    (11)          560       Franklin Woods                   O           Old Hillhaven
                            Health
                            Center
                            Columbus, OH

               Facility        Facility                Transferor's
    State       Number      Name and Address             Interest            Purchaser
    -----      --------     ----------------           ------------          ---------
    (12)          570       Pickerington Health              O             Old Hillhaven
                            Convalescent Center
                            Pickerington, OH

    (13)          572       Winchester Place I               L             Old Hillhaven
                            Winchester Place II              O
                            Winchester, OH


  VERMONT

    (14)          559       Birchwood Terrace                OB            Hillhaven
                            Healthcare                                     Inc.
                         Burlington, VT

              (ii) The subsidiaries of NME identified as transferors in Exhibit 1(ii) hereto, each of which will either become a New Hillhaven Subsidiary or be merged into a New Hillhaven Subsidiary pursuant to this Plan of Reorganization, will sell and transfer the assets set forth in such Exhibit opposite the name of such subsidiary to the transferees identified in such Exhibit, in each case for a purchase price for such assets equal to the Book Value thereof. In connection with such purchase, each transferee will assume all of the Liabilities of its respective transferors existing as of the dates of such transfers relating to the assets so transferred. Payment of the portion of such purchase price that exceeds the amount of Liabilities so assumed-(such Liabilities being valued-for this purpose at their Book Value) will be made via a credit in favor of each transferor in the applicable transferee's intercompany account with such transferor.

             (iii) Old Hillhaven will assume the Liabilities described in Exhibit l(iii) hereto of the subsidiaries identified as a transferor in such Exhibit (each of which transferors will either become a New Hillhaven Subsidiary or be merged into a New Hillhaven Subsidiary), such assumption to be reflected as a charge against their respective intercompany accounts with Old Hillhaven.

          Step 2.   Medi-$ave Pharmacies, Inc. will declare a dividend in the
          ------
form of a New Hillhaven Subsidiary Note in the principal amount of $10 million, payable to Hillhaven Inc., its stockholder of record as of the date of such declaration, such dividend to be payable on January 31, 1990.

          Step 3.   FHC will, as lessee, enter into Lease Agreements covering
          ------
each of the 120 long term care facilities identified in Parts I and II of
Exhibit 3 hereto with the party listed in such Exhibit under the caption "Owner/Lessor" opposite the name of such facility and management agreements with respect to facility number 825 and facility number 829. The principal financial terms of each such Lease Agreement are outlined on a Schedule of Lease Terms initialed by the parties on January 8, 1990. All assets (other than property, plant and equipment and Financing Assets) existing as of the respective effective dates of such Lease Agreements and relating to the foregoing facilities identified in Exhibit 3 owned by each such NME

Subsidiary will be sold and transferred by such NME Subsidiary to FHC, which will purchase such assets on the terms contemplated hereby. In connection therewith, FHC will assume all of the Liabilities (other than long-term mortgage debt and any accrued interest thereon existing as of such date) of such NME Subsidiary existing as of such dates related to the facilities so leased or the assets so sold and transferred. The purchase price for such assets will equal the Book Value thereof. Payment of the portion of such purchase price that exceeds the amount of Liabilities so assumed (such Liabilities being valued for this purpose at their Book Value) will be made via a credit in favor of the transferor in FHC's intercompany account with such transferor.

          Step 4.   The following wholly-owned subsidiaries of HH Holding Co.,
          ------
Inc. will be merged upstream into HH Holding Co., Inc.:

          (1)  Aurora's Golden Age Nursing Home, Inc.
          (2)  NHE/Arizona, Inc.
          (3)  NHE/Lindenwood Nursing Home, Inc.
          (4)  NILE/South Carolina, Inc.
          (5)  Nursing Home of Cherry Hills, Inc.

By reason of such mergers, NH Holding Co., Inc. will succeed to all assets and Liabilities of such merged corporations, including the interests in real property and improvements thereon relating to the seven long term care facilities of the corporations named above in this Step 4, as identified in
Exhibit 4 hereto.

          Step 5.   (i)  Integrated Health Systems, Inc., a wholly-owned
          ------
Subsidiary of The Cadem Corporation, will be merged upstream into The Cadem Corporation.

                   (ii) NME, owner of all of the outstanding capital stock of The Cadem Corporation, will transfer such stock as a capital contribution to Old Hillhaven.

          Step 6.   (i)  Hillhaven West, Inc., owner of all the outstanding
          ------
capital stock of Pasatiempo Development, will sell that stock to FHC for a purchase price equal to the Book Value of such stock. Payment of such purchase price will be made via a credit in favor of the transferor in FHC's intercompany account with such transferor.

                   (ii) The corporations listed in Exhibits 6(ii)(A) and 6(ii)(b) hereto will sell and transfer to FHC, and FHC will purchase on the terms contemplated hereby, all (A) the assets of such transferor corporations related to each of the 25 long term care facilities identified in Exhibit 6(ii)
(A) hereto under the respective names of such transferor corporations existing as of the respective effective dates of such transfers related to such facilities and (B) the notes receivable identified in Exhibit 6(ii) (B) hereto. In connection with such sale and purchase, FHC will assume all of the Liabilities of the transferors existing as of such dates related to the assets so purchased. In each case, the purchase price for such assets will equal the Book Value thereof. Payment of the portion of such purchase price that exceeds the amount of Liabilities so assumed (such Liabilities being valued for this purpose at their Book Value) will be made via a credit in favor of the transferor in FHC's intercompany account with such transferor.

          Step 7.   (i)  (a)  Old Hillhaven, owner of all of the outstanding
          ------
capital stock of the corporations listed below in this Step 7, will transfer all of such stock as a capital contribution to Hillhaven Inc., also a wholly-owned subsidiary of Old Hillhaven:

          (1)  Brim of Massachusetts, Inc.
          (2)  The Cadem Corporation
          (3)  Chastain's of Ava, Inc.
          (4)  Chastain's of Buffalo, Inc.
          (5)  Chastain's of Clinton, Inc.
          (6)  Chastain's of Des Peres, Inc.
          (7)  Chastain's of Joplin, Inc.
          (8)  Chastain's of Lamar, Inc.
          (9)  Chastain's of Thayer, Inc.
         (10)  Cornerstone Child Care Centers, Inc.
         (11)  Hillhaven of Central Florida, Inc.
         (12)  Hillhaven of Hawaii, Inc.
         (13)  Hillhaven Properties, Ltd.
         (14)  Postcare Rehabilitation, Inc.
         (15)  Postcare Rehabilitation of Northern
               California, Inc.
         (16)  Smith, Harst, Siebel and Associates Inc.

          (b)  Old Hillhaven, owner of all of the

outstanding preferred stock of Flagg Industries, Inc., will transfer all of such stock as a capital contribution to Hillhaven Inc.

              (ii) Old Hillhaven will transfer as a capital contribution to Hillhaven Inc. all the assets of Old Hillhaven related to each of the 68 long term care facilities identified in Exhibit 7(ii) hereto, with the exception of that certain Option Agreement, dated May 24, 1985, between Cardinal Medical Corporation and Old Hillhaven, existing as of the respective effective dates of such transfers related to such facilities. In connection with such transfer, Hillhaven Inc. will assume all of the Liabilities of Old Hillhaven existing as of such dates related to the facilities so transferred.

             (iii) Old Hillhaven will transfer as a capital contribution to Hillhaven Inc. all of the interest of Old Hillhaven in the Partnership/stockholder interests and interests in real estate and improvements thereon identified in Exhibit 7(iii) (A) hereto and the notes receivable identified in Exhibits 7(iii) (B) and 7(iii) (C) hereto.

          Step 8.   HH Holding Co., Inc. will transfer to Hillhaven Inc., on the
          ------
terms contemplated hereby, all of the following assets:

               (i) all of the outstanding common stock of Flagg Industries, Inc. and Mediplex Pharmacy, Inc.

              (ii) all of (A) the assets of HH Holding Co., Inc. related to each of the 47 long term care facilities identified in Exhibit 8(ii)(A) hereto existing as of the respective effective dates of such transfers related to such facilities, and (B) the notes receivable identified in Exhibits 8(ii)(B) and 8(ii)(C) hereto.

             (iii) all of the assets related to the seven long term care facilities acquired by HH Holding Co., Inc. pursuant to the mergers specified in Step 4 hereof except the property, plant and equipment located at facility number 742 (Bells Lodge Nursing Home) and any Financing Assets relating to such facility.

          In connection with the transfers provided for in paragraphs (ii) and
(iii) above of this Step 8, Hillhaven, Inc. will assume all of the Liabilities of HH Holding Co., Inc. existing as of the respective effective dates of such transfers related to the facilities referred to therein and other assets so transferred, except Liabilities in respect of the mortgage debt (including accrued interest thereon) relating to facility number 742. In exchange for the transfers of assets referred to in paragraphs (i), (ii) and (iii) of this Step 8, net of the Liabilities assumed, Hillhaven Inc. will issue to HH Holding Co., Inc. 500 shares of Hillhaven Inc. common stock (such number of shares (the "Estimate") constituting the best estimate of NME and New Hillhaven as of the date of such transfer of the actual number of such shares issuable pursuant to the formula set forth in the next sentence). As soon as practicable after the Distribution, the actual number of such shares issuable in exchange for the transfer of the aforesaid assets will be determined for this purpose by calculating the Book Value per share of Hillhaven Inc. common stock before giving effect to the transfers Provided for in this Step 8 and then dividing the Book Value of such net assets transferred pursuant to this Step 8 by such Book Value per share. To the extent the actual number of shares issuable pursuant to such formula exceeds the Estimate, Hillhaven Inc. will forthwith issue to HH Holding Co., Inc. a number of such shares equal to such excess; to the extent such actual number of shares is less than the Estimate, HH Holding Co., Inc. will forthwith return to Hillhaven Inc. a number of such shares equal to such shortfall.

          Step 9.   Flagg Industries, Inc. will be merged upstream into
          ------
Hillhaven Inc.

          Stem 10.   (i) Hillhaven Inc., owner of all of the outstanding capital
          -------
stock of the corporations listed below in this paragraph (i) of this Step 10, will transfer all of such stock as a capital contribution to FHC:

     (1)  The Cadem Corporation
     (2)  Chastain's of Ava, Inc.
     (3)  Chastain's of Buffalo, Inc.
     (4)  Chastain's of Clinton, Inc.
     (5)  Chastain's of Des Peres, Inc.
     (6)  Chastain's of Joplin, Inc.
     (7)  Chastain's of Lamar, Inc.
     (8)  Chastain's of Thayer, Inc.
     (9)  Cornerstone Child Care Centers Inc.
    (10)  Hillhaven of Central Florida, Inc.
    (11)  Hillhaven of Hawaii, Inc.
    (12)  Hillhaven Properties, Ltd.
    (13)  Northwest Health Care, Inc.
    (14)  Postcare Rehabilitation, Inc.
    (15)  Postcare Rehabilitation of Northern California, Inc.
    (16)  Smith, Harst, Siebel and Associates, Inc.

              (ii) Hillhaven Inc. will transfer to FHC without consideration, other than the assumption of the Liabilities referred to in the next sentence, all of the assets acquired by Hillhaven Inc. pursuant to Paragraphs (ii) and
(iii) of Step 7, Paragraphs (ii) and (iii) of Step 8 (with the exception of the notes receivable identified in Exhibits 7(iii)(B) and 8(ii)(B)) and Step 9 (with the exception of (1) the partnership interest in Healthcare Property Partners
(2) the property, plant and equipment located at facility number 203 (Hillhaven Willow Pass) and any Financing Assets relating to such facility, and (3) any prepaid Taxes (as defined in the Tax Sharing Agreement) and investment in life insurance net of policy borrowings related to insurance policies issued on November 1, 1984 and 1985 by Security Life of Denver originally obtained for SERP participants and related prepaid interest on such policy borrowings). In connection with such transfer, FHC will assume all of the Liabilities of Hillhaven Inc. existing as of the date of such transfer relating to the assets so transferred (with the exception, in the case of Liabilities to which Hillhaven Inc. has succeeded by virtue of the merger into Hillhaven Inc. of Flagg Industries, Inc., of (1) any Liability in respect of cash overdrafts in disbursement and payroll bank accounts, (2) any Liability in respect of Taxes for periods through and including the Distribution Date (including any Liability in respect of deferred Taxes), and (3) any Liability in respect of expenses related to the Distribution as set forth in Section 7.03 of the Distribution Agreement.

             (iii) (a) Old Hillhaven will transfer to Hillhaven Inc. as a capital contribution a 98% limited partnership interest in facility number 7185.

          (b) Old Hillhaven will transfer to Hillhaven Inc. as a capital corporation the promissory note, in the principal amount of $1,750,000 dated as of February 3, 1988 from Stockton Nursing Home Partners.

          (c) Hillhaven Inc. will transfer to FHC without consideration other than the assumption of associated Liabilities, including intercompany accounts,
(A) all the assets of Hillhaven Inc. related to the 49 long term care facilities identified in Exhibit 10(iii)(A) hereto existing as of the respective dates of such transfers related thereto, (B) the partnership interests and interests in non-facility real estate and improvements thereon identified in Exhibit 10(iii)(B) hereto and (C) the notes receivable identified in Exhibit 10(iii)(C) hereto. In connection with the transfer of the assets related to the 49 long term care facilities referred to in clause (A) of the preceding sentence, FHC will assume all of the Liabilities of Hillhaven Inc. existing as of the date of such transfer relating to the assets so transferred.

          Stem 11.   (i)  The following wholly-owned subsidiaries of FHC will be
          -------
merged upstream into FHC:

     (1)  The Cadem Corporation
     (2)  Chastain's of Ava, Inc.
     (3)  Chastain's of Buffalo, Inc.
     (4)  Chastain's of Clinton, Inc.
     (5)  Chastain's of Des Peres, Inc.
     (6)  Chastain's of Joplin, Inc.
     (7)  Chastain's of Lamar, Inc.
     (8)  Chastain's of Thayer, Inc.
     (9)  Hillhaven of Hawaii, Inc.
    (10)  Postcare Rehabilitation, Inc.
    (11)  Postcare Rehabilitation of Northern
           California, Inc.
    (12)  Smith, Harst, Siebel and Associates, Inc.

By reason of such mergers and the merger described in Step 5(i), FHC will succeed to all the assets and Liabilities of such merged corporations, including the assets relating to the 16 long term care facilities of certain of the corporations identified in 11(i) (A) hereto and the note receivable identified in Exhibit 11(i) (B) hereto.

              (ii) FHC will execute and deliver to Old Hillhaven a New Hillhaven Subsidiary Note evidencing existing intercompany indebtedness, including such indebtedness assumed in connection with the transfers described above, of FHC to Old Hillhaven (the initial aggregate principal amount of such Note to be $127.3 million, subject to adjustment as provided in such Note). In connection therewith and with the New Hillhaven Subsidiary Note referred to in Step 2, the Note Guarantee Agreement will be executed and delivered.

          Step 12.  (i)  Hillhaven Inc., owner of all of the outstanding capital
          -------
stock of the corporations listed below in this Step 12, will transfer all of such stock to New Hillhaven:

     (1)  Brim of Massachusetts, Inc.
     (2)  FHC
     (3)  Mediplex Pharmacy, Inc.
     (4)  Medi-$ave Pharmacies Inc.

              (ii) Hillhaven Inc. will transfer to New Hillhaven (A) all the notes receivable identified in Exhibits 7(iii) (B) and 8(ii) (B) hereto and previously transferred to Hillhaven Inc. plus $30 million of cash and (B) all its interests in the notes receivable identified in Exhibit 12(ii) hereto.

             (iii) In exchange for the assets transferred pursuant to paragraphs (i) and (ii) of this Step 12, New Hillhaven will transfer to Hillhaven Inc. (1) such number of shares of New Hillhaven Common Stock so that immediately after such issuance and after giving effect thereto, NME and its Subsidiaries will own a number of such shares sufficient to enable NME to (a) distribute to its shareholders one share of New Hillhaven Common Stock for each share of NME Common Stock held on the record date for the Distribution and (b) retain for its own account or the account of one of its Subsidiaries, in the aggregate, a number of shares equal to 15% (rounded to the next highest full share) of the outstanding New Hillhaven Common Stock and (2) warrants to purchase 30 million shares of New Hillhaven Common Stock.

          Step 13.  New Hillhaven will transfer as a capital contribution all of
          -------
the outstanding capital stock of Mediplex Pharmacy, Inc. to Medi-$ave Pharmacies Inc.

          Step 14.  Hillhaven Inc. will distribute as a dividend to its
          -------
shareholders, HH Holding Co., Inc. and Old Hillhaven, 85% of the shares of New Hillhaven Common Stock it received in Step 12.

          Step 15.  HH Holding Co., Inc. will distribute as a dividend to its
          -------
shareholder, Old Hillhaven, all of the shares of New Hillhaven Common Stock it received in Step 14.

          Step 16.  Old Hillhaven will distribute as a dividend to its
          -------
shareholder, NME, all of the shares of New Hillhaven Common Stock it received in Steps 14 and 15.

          Step 17.  New Hillhaven will enter into an Assignment and Assumption
          -------
Agreement, substantially in the form attached hereto as Exhibit 17, with each of the NME Subsidiaries in order to accomplish the transfer from such NME Subsidiaries to New Hillhaven of all additional miscellaneous assets and Liabilities of such NME Subsidiaries that are not otherwise provided for in this Plan of Reorganization, subject to the specific exclusions contemplated by such Assignment and Assumption Agreement.

          Rules of Procedure.  The parties to the Agreement have established the
          ------------------
following Rules of Procedure for purposes of this Plan of Reorganization:

          (a)  Effectiveness of Transactions.  The parties agree that the
               -----------------------------
transactions contemplated in the various steps to this Plan of Reorganization shall be deemed to take place in the sequence set forth herein and on the dates set forth in the various instruments giving effect to such transactions, without regard to the date of recordation of any instrument of conveyance or other similar document or the date of the perfection of any security interest; provided, however, that the effective date of any merger provided for in this
--------  -------
Plan of Reorganization shall be determined in accordance with the applicable law of the jurisdiction in question.

          (b)  Accounting.  For purposes of this Plan of Reorganization, all
               ----------
references to "Book Value" shall be deemed to mean the amount at which the particular asset or liability in question would, but for the transfers contemplated hereby, have been reflected as of the Distribution Date on the balance sheet of the entity which owns such asset or owes such liability on the date of the Agreement.

          The parties agree that such balance sheets will be prepared as of the Distribution Date in accordance with generally accepted accounting principles applied on a basis consistent with the audited balance sheet of NME as of May 31, 1989. A consolidated balance sheet of New Hillhaven as of the Distribution Date is to be prepared by New

Hillhaven. Such balance sheet will be reviewed, in accordance with the standards established by the American Institute of Certified Public Accountants, by KPMG Peat Marwick. The books and records as of the Distribution Date that are to serve as a basis for any computations contemplated by this Plan of Reorganization shall have given effect to any changes therein required by such accounting firm as a result of their review.

          (c)  Key to Transferor's Interest in Real Estate. The nature of the
               -------------------------------------------
transferor's interest in the various long term care facilities to be transferred pursuant to this Plan of Reorganization is designated in the lists referred to above in accordance with the following key:

     Nature of Interest            Designation
     ------------------            -----------
Transferor is owner                     O
Transferor is sole lessee               L
Transferor is co-lessee                 CL
Transferor is owner and                 O/L
 lessor
Transferor is lessee and                L/SL
 sublessor
Transferor is manager, but              M
  not the owner or lessee
Transferor is owner of improvements,
  but lessee of the land                OB
Transferor is sublessee                 A
Transferor has contract to purchase
  land                                  L/C

          (d)  Definition of "Assets".  For purposes of this Plan of
               ----------------------
Reorganization, references to "assets" unless otherwise indicated and except for the transfers contemplated in Step 17 include, but are not limited to, property, plant and equipment, including interests in real property and improvements thereon, cash, inventory, accounts receivable, intangible and other assets (including deferred financing costs).

          (e)  Settlement of Intercompany Accounts.  The transfers of assets and
               -----------------------------------
assumptions of Liabilities effected pursuant to this Plan of Reorganization will result in the creation of net credits in favor of each transferor in FHC's intercompany accounts with such transferor. Upon completion of the steps provided above in this Plan of Reorganization, Old Hillhaven will cause all of such transferors (all of which are Subsidiaries of Old Hillhaven) to transfer to Old Hillhaven, by means of entries to the intercompany accounts, all of such credits so created. Old Hillhaven will then deliver to FHC $127.3 million of such credits in exchange for the issuance by FHC to Old Hillhaven of a New Hillhaven Subsidiary Note in like principal amount, as contemplated by paragraph
(ii) of Step II of this Plan of Reorganization. Any additional credits thereafter remaining at Old Hillhaven will then be contributed by Old Hillhaven to the capital of New Hillhaven or to any New Hillhaven Subsidiary designated for this purpose by New Hillhaven. Notwithstanding the foregoing, such additional contribution may be effected in the accounts of the respective companies in connection with any other step of this Plan of Reorganization.

                                                               EXHIBIT 1(ii)
                                                                    to
                                                          Plan of Reorganization
                                                          ----------------------


                          TRANSFER OF ASSETS FROM FHC
                      TO OLD HILLHAVEN AND HILLHAVEN INC.
                      -----------------------------------

Transferor                              Transferee     Description of Assets
----------                              ----------     ---------------------
Brim of Massachusetts, Inc.              Old           (1)  All prepaid Taxes
FHC                                      Hillhaven     (as defined in the Tax
Cornerstone Child Care Centers, Inc.                   Sharing Agreement); and
Hillhaven of Central Florida, Inc.                     (2) investment in life
Hillhaven Properties, Ltd.                             insurance net of policy
Brim - Olive Grove, Inc.                               borrowings related to
Fairview Living Centers, Inc.                          insurance policies
Northwest Health Care, Inc.                            issued on November 1,
Professional Medical Enterprises, Inc.                 1984 and 1985 by
Medi-Save Pharmacies, Inc.                             Security Life of Denver
Mediplex Pharmacy, Inc.                                originally obtained for
Pasatiempo Development                                 SERP participants and
The Cadem Corporation                                  related prepaid interest
Chastain's of Ava, Inc.                                on such policy
Chastain's of Buffalo, Inc.                            borrowings.
Chastain's of Clinton, Inc.
Chastain's of Des Peres, Inc.
Chastain's of Joplin, Inc.
Chastain's of Lamar, Inc.
Chastain's of Thayer, Inc.
Hillhaven of Hawaii, Inc.
Integrated Health Systems, Inc.
Postcare Rehabilitation, Inc.
Postcare Rehabilitation of Northern
  California, Inc.
Smith, Harst, Siebel and Associates, Inc.
Twenty-Nine Hundred Corporation


FHC                                       Hillhaven    Partnership interest in
                                          Inc.         Health Care Property
                                                       Partners

Transferor                              Transferee     Description of Assets
----------                              ----------     ---------------------
FHC                                       Hillhaven    "Excess Land" consisting
                                          Inc.         of one-half of property
                                                       parcel related to
                                                       facility number 591 in
                                                       Dover, N.H. as shall
                                                       subsequently be more
                                                       particularly described.

                             EXHIBIT 1(ii), page 2

                                                              EXHIBIT 1(iii)
                                                                    to
                                                          Plan of Reorganization
                                                          ----------------------



                  ASSUMPTION OF LIABILITIES BY OLD HILLHAVEN
                  ------------------------------------------

Transferor                                     Description of Liability
----------                                     ------------------------
Brim of Massachusetts, Inc.                      (1)  Any Liability in
FHC                                              respect of cash
Cornerstone Child Care Centers, Inc.             overdrafts in
Hillhaven of Central Florida, Inc.               disbursement and
Hillhaven Properties, Ltd.                       payroll bank accounts
Brim - Olive Grove, Inc.                         maintained by
Fairview Living Centers, Inc.                    transferor; (2) any
Northwest Health Care, Inc.                      Liability in respect
Professional Medical Enterprises, Inc.           of Taxes for periods
Medi-Save Pharmacies, Inc.                       through and including
Mediplex Pharmacy, Inc.                          the Distribution Date
Pasatiempo Development                           (including any
The Cadem Corporation                            Liability in respect
Chastain's of Ava, Inc.                          of deferred Taxes);
Chastain's of Buffalo, Inc.                      and (3) any Liability
Chastain's of Clinton, Inc.                      in respect of expenses
Chastain's of Des Peres, Inc.                    related to the
Chastain's of Joplin, Inc.                       Distribution as set
Chastain's of Lamar, Inc.                        forth in Section 7.03
Chastain's of Thayer, Inc.                       of the Distribution
Hillhaven of Hawaii, Inc.                        Agreement.
Integrated Health Systems, Inc.
Postcare Rehabilitation, Inc.
Postcare Rehabilitation of Northern
  California, Inc.
Smith, Harst, Siebel and Associates, Inc.
Twenty-Nine Hundred Corporation

                            EXHIBIT 1(iii), page 1

                                                                EXHIBIT 3
                                                                   to
                                                         Plan of Reorganization
                                                         ----------------------


                           FACILITIES LEASED TO FHC
                     BY OLD HILLHAVEN OR ITS SUBSIDIARIES
                     ------------------------------------


                                    PART I
                Facilities Owned Or Leased by NME Subsidiaries

                            Facility                                   Owner/
            State            Number     Facility Name and Address      Lessor
            -----           --------    -------------------------      ------
          ALABAMA
(1)                         791         Whitesburg Manor Health        HH Holding Co.,
                                          Care Center                  Inc.
                                        105 Teakwood Drive
                                        Huntsville, AL

          ARIZONA

(2,3)                       436, 437    Valley House Healthcare        Hillhaven West,
                                        5545 East Lee Street           Inc.
                                        Tucson, AZ

(4)                         742         Bells Lodge Nursing Home       NHE/Arizona,
                                        4202 North 20th Avenue         Inc.
                                        Phoenix, AZ

(5)                         851         Villa Campana Healthcare       Old Hillhaven
                                        6651 Carondelet Drive East
                                        Tucson, AZ

          ARKANSAS

(6)                         818         Hillhaven Little Rock          Old Hillhaven
                                        5720 West Markam
                                        Little Rock, AR

          CALIFORNIA

                               EXHIBIT 3, page 1

                            Facility                                   Owner/
            State            Number     Facility Name and Address      Lessor
            -----           --------    -------------------------      ------
(7)                         149         Fair Oaks Health Care Center   Hillhaven Inc.
                                        8845 Fair Oaks Boulevard
                                        Sacramento, CA

(8)                         150         Hillhaven San Francisco        Hillhaven, Inc
                                        1359 Pine Street
                                        San Francisco, CA

(9)                         203         Hillhaven Willow Pass          Flagg
                                        3318 Willow Pass               Industries Inc.
                                        Concord, CA


(10)                        320         Hillhaven Convalescent         Hillhaven, Inc
                                          Hospital
                                        1609 Trousdale Drive
                                        Burlingame, CA

(11)                        410         Santa Paula Healthcare         Hillhaven West,
                                        220 West Main Street           Inc.
                                        Santa Paula, CA

(12)                        411         Alta Vista Healthcare          Hillhaven West.
                                        9020 Garfield                  Inc.
                                        Arlington, CA

(13)                        420         Maywood Acres Healthcare       Hillhaven West,
                                        South "C" Street               Inc.
                                        Oxnard, CA

(14)                        427         Twin Pines Healthcare          Hillhaven West,
                                        250 March Street               Inc.
                                        Santa Paula, CA

(15)                        727         Broodview Convalescent         HH Holding Co..
                                        Hospital                       Inc.
                                        13228 San Pablo Avenue
                                        San Pablo, CA

(16)                        737         Hillhaven San Leandro          HH Holding Co.
                                        368 Juana Avenue               Inc.
                                        San Leandro, CA

(17)                        738         Hillhaven Alameda              HH Holding Co.
                                        2116 Otis Drive                Inc.
                                        Alameda, CA

                               EXHIBIT 3, page 2

                            Facility                                   Owner/
            State            Number     Facility Name and Address      Lessor
            -----           --------    -------------------------      ------
          COLORADO

(18)                        859         Castle Gardens Nursing Home    Old Hillhaven
                                        401 Malley Drive
                                        Northglenn, CO


          CONNECTICUT

(19)                        561         Adams House Health Care        HH Holding Co.,
                                        80 Fern Drive                  Inc.
                                        Torrington, CT


(20)                        562         Andrew House Health Care       HH Holding Co.,
                                        66 Clinic Drive                Inc.
                                        New Britain, CT


(21)                        563         Camelot Nursing Home           HH Holding Co.,
                                        89 Viets Street                Inc.
                                        New London, CT

(22)                        565         Hamilton Pavilion Health Care  HH Holding Co.,
                                        50 Palmer Street               Inc.
                                        Norwich, CT

(23)                        566         Mountain View Health Care      HH Holding Co.,
                                        581 Poquonock Avenue           Inc.
                                        Windsor, CT

(24)                        567         Nutmeg Pavilion Health Care    HH Holding Co.,
                                        78 Viets Street Extension      Inc.
                                        New London, CT

(25)                        568         Parkway Pavilion Health Care   HH Holding Co.,
                                        1157 Enfield Street            Inc.
                                        Enfield, CT

          FLORIDA

(26)                        115         Convalescent Center of the     Hillhaven, Inc.
                                          Palm Beaches
                                        300 15th Street
                                        West Palm Beach, FL

(27)                        117         East Manor Medical Center      Hillhaven, Inc.
                                        1524 East Avenue South
                                        Sarasota, FL

                               EXHIBIT 3, page 3

                            Facility                                      Owner/
            State            Number     Facility Name and Address         Lessor
            -----           --------    -------------------------         ------
(28)                        124         Hillhaven Health Care Center      Old Hillhaven
                                        950 Mellonville Avenue
                                        Sanford, FL

(29)                        125         Titusville Nursing and            Old Hillhaven
                                          Convalescent Center
                                        1705 Jess Parrish Court
                                        Titusville, FL

(30)                        610         Boca Raton Convalescent Center    Hillhaven, Inc.
                                        755 Meadows Road
                                        Boca Raton, FL


(31)                        836         Medicenter - Tampa                Old Hillhaven
                                        4411 North Habana
                                        Tampa, FL


          GEORGIA


(32)                        155         Savannah Convalescent Center      Hillhaven, Inc.
                                        815 East 63rd Street
                                        Savannah, GA

(33)                        645         Hillhaven Rehabilitation and      Hillhaven, Inc.
                                          Convalescent Center
                                        26 Tower Road
                                        Merrietta, GA

(34)                        660         Hillhaven Convalescent Center     Hillhaven, Inc.
                                        11800 Abercorn Street
                                        Savannah, GA

          ILLINOIS

(35)                        448         Dirkson House Health Care         Hillhaven West,
                                        555 West Carpenter Street         Inc.
                                        Box 7025
                                        Springfield, IL

          INDIANA

(36)                        286         Columbia Nursing Plaza            HH Holding Co.,
                                        621 West Columbia                 Inc.
                                        Evansville, IN

                               EXHIBIT 3, page 4

                            Facility                                   Owner/
            State            Number     Facility Name and Address      Lessor
            -----           --------    -------------------------      ------
(37)                        779         Westview Manor Healthcare      HH Holding Co.,
                                          Center                       Inc.
                                        1510 Clinic Drive
                                        Bedford, IN

(38)                        780         Columbus Convalescent Center   HH Holding Co.,
                                        2100 Midway                    Inc.
                                        Columbia, IN

          KANSAS

(39)                        838         Hillhaven - Topeka             Old Hillhaven
                                        711 Garfield
                                        Topeka, KS

(40)                        844         Hillhaven - Wichita            Old Hillhaven
                                        932 North Topeka
                                        Wichita, KS


          KENTUCKY

(41)                        783         Lexington Manor Healthcare     HH Holding Co.,
                                          Facility                     Inc.
                                        353 Waller Avenue
                                        Lexington, KY

          MISSOURI

(42)                        445         Clayton House Health Care      Hillhaven West,
                                          Center                       Inc.
                                        13995 East Clayton Road
                                        Manchester, MO

(43)                        446         Columbia House Health Care     Hillhaven West,
                                        1801 Towne Drive               Inc.
                                        Columbia, MO


(44)                        834         Medicenter - Springfield       Old Hillhaven
                                        1911 South National
                                        Springfield, MO

          MONTANA

(45)                        416         Park Place Hillhaven           Hillhaven West,
                                          Convalescent Center          Inc.
                                        P.O. Box 5001
                                        Great Falls, MT

                               EXHIBIT 3, page 5

                            Facility                                    Owner/
            State            Number     Facility Name and Address       Lessor
            -----           --------    -------------------------       ------
(46)                        433         Parkview Acres Convalescent     Hillhaven West,
                                          Center                        Inc.
                                        200 Oregon Street
                                        Dillon, MT

          NEVADA

(47)                        145         Reno Healthcare                 Hillhaven, Inc.
                                        1300 Mill Street
                                        Reno, NV

(48)                        640         Las Vegas Convalescent Center   Hillhaven, Inc.
                                        2832 Maryland Parkway
                                        Las Vegas, NV

(49)                        641         Torrey Pines Care Center        Hillhaven, Inc.
                                        1701 South Torrey Pines Drive
                                        P.O. Box 26209
                                        Las Vegas, NV

          NEW HAMPSHIRE


(50)                        593         Hanover Terrace                 Hillhaven, Inc.
                                        Lyme Road
                                        Hanover, NH


(51)                        591/8591    Dover House Health Care/        Hillhaven, Inc.
                                          Dover Trauma Unit
                                        Plaza Drive
                                        Dover, NH

          NORTH CAROLINA

(52)                        116         Durham Hillhaven                Hillhaven, Inc.
                                        Rehabilitation
                                          and Convalescent Center
                                        1515 West Pettigrew
                                        Durham, NC

(53)                        136         Hillhaven La Salle Nursing      Hillhaven, Inc.
                                        Center
                                        411 South La Salle Street
                                        Durhum, NC

(54)                        137         Hillhaven - Sunnybrook          Hillhaven, Inc.
                                          Convalescent Center
                                        25 Sunnybrook Road
                                        Raleigh, NC

                               EXHIBIT 3, PAGE 6

                            Facility                                    Owner/
            State            Number     Facility Name and Address       Lessor
            -----           --------    -------------------------       ------
(55)                        138         Hillhaven Rehabilitation and    Hillhaven, Inc.
                                          Care Center
                                        91 Victoria Road
                                        Asheville, NC

(56)                        143         Hillhaven Convalescent Center   Hillhaven, Inc.
                                        616 Wade Avenue
                                        Raleigh, NC

(57)                        146         Hillhaven - Rose Manor          Hillhaven, Inc
                                          Convalescent Center
                                        4230 North Roxboro Road
                                        Durham, NC

(58)                        176         Hillhaven - Orange Nursing      Hillhaven, Inc.
                                          Center
                                        Route 1, Box 155
                                        Durham, NC

(59)                        188         Hillhaven Convalescent Center   Hillhaven, Inc.
                                        2006 South 16th Street
                                        Wilmington, NC

(60)                        190         Winston-Salem Convalescent      Hillhaven, Inc.
                                          Center
                                        1900 West First Street
                                        Winston-Salem, NC

(61)                        191         Silas Creek Manor               Hillhaven, Inc.
                                        3350 Silas Creek Parkway
                                        Winston Salem, NC


(62)                        704         Guardian Care of Roanoke        Guardian Medical
                                          Rapids                        Services, Inc.
                                        305 14th Street
                                        Roanoke Rapids, NC

(63)                        706         Guardian Care of Henderson      Guardian Medical
                                        519 Roanoke Avenue              Services, Inc.
                                        P.O. Box 1616
                                        Henderson, NC

(64)                        707         Guardian Care Center of Monroe  Guardian Medical
                                        1212 Sunset Drive               Services, Inc.
                                        P.O. Box 1189
                                        Monroe, NC

                               EXHBIT 3, page 7

                            Facility                                    Owner/
            State            Number     Facility Name and Address       Lessor
            -----           --------    --------------------------      ------
(65)                        710         Guardian Care of New Bern       Guardian Medical
                                        836 Hospital Drive              Services, Inc.
                                        P.O. Box 2037
                                        New Bern, NC

(66)                        711         Guardian Care of Kinston        Guardian Medical
                                        Cunningham Road                 Services, Inc.
                                        P.O. Box 1438
                                        Kinston, NC

(67)                        713         Guardian Care of Zebulon        Guardian Medical
                                        509 Gannon Avenue               Services, Ltd.
                                        Zebulon, NC

(68)                        724         Hillhaven Health Care of        Guardian Medical
                                          Gastonia                      Services, Ltd.
                                        416 North Highland Street
                                        Gastonia, NC

(69)                        806         Hillhaven Convalescent of       Hillhaven, Inc.
                                          Chapel Hill
                                        1602 East Franklin Street
                                        Chapel Hill, NC

          OHIO

(70)                        560         Franklin Woods Nursing Home     Old Hillhaven
                                        2770 Clime Road
                                        Columbus, OH

(71)                        570         Pickerington Health Care        Old Hillhaven
                                          Center
                                        1300 Hill Road North
                                        Pickerington, OH

(72)                        572         Winchester Place II             Old Hillhaven
                                        36 Lehman Drive
                                        Canal Winchester, OH

(73)                        802         Hillhaven Convalescent Center   Old Hillhaven
                                        145 Olive Street
                                        Akron, OH

                               EXHIBIT 3, page 8

                            Facility                                    Owner/
            State            Number     Facility Name and Address       Lessor
            -----           --------    --------------------------      ------
          OKLAHOMA

(74, 75)                    233, 234    Heritage Manor Nursing and      Old Hillhaven
                                          Convalescent Center
                                        215 Southeast Howard Street
                                        Bartlesville, OK

          TENNESSEE

(76)                        132         Hillhaven Convalescent Center   Hillhaven, Inc.
                                        431 Larkin Springs Road
                                        Madison, Tennessee

          TEXAS

(77)                        750         Golden Age Manor/Belfort        HH Holding Co.,
                                        7633 Belfort                    Inc.
                                        Houston, TX

(78)                        752         Golden Age Manor/Long Point     HH Holding Co.,
                                        8810 Long Point Road            Inc.
                                        Houston, TX

(79)                        753         Golden Age Manor/North Loop     HH Holding Co.,
                                        1737 North Loop West            Inc.
                                        Houston, TX

(80)                        754         Golden Age Manor/Rookin         HH Holding Co.,
                                        6500 Rookin                     Inc.
                                        Houston, TX

          UTAH

(81)                        655         Hillhaven Convalescent Center   Hillhaven, Inc.
                                        41 South 9th East
                                        Salt Lake City, UT

(82)                        690         Wasatch Villa Convalescent      Hillhaven, Inc.
                                          Nursing Home
                                        2200 East 33rd Street
                                        Salt Lake City, UT

          VIRGINIA

(83)                        825         Nasamond Convalescent Center    Old Hillhaven
                                        200 Constance Road
                                        Suffolk, VA

                               EXHIBIT 3, page 9

                            Facility                                    Owner/
            State            Number     Facility Name and Address       Lessor
            -----           --------    --------------------------      ------
(84)                        826         Hillhaven Rehabilitation and    Old Hillhaven
                                          Convalescent Center
                                        1005 Hampton Road
                                        Norfolk, VA

(85)                        829         Holmes Convalescent Home        Old Hillhaven
                                        4142 Bonney Road
                                        Virginia Beach, VA


(86)                        842         Medicenter - Virginia Beach     Old Hillhaven
                                        1148 First Colonial Road
                                        Virginia Beach, VA

          WASHINGTON

(87)                        114         Arden Nursing Home              Hillhaven, Inc.
                                        16357 Aurora Avenue North
                                        Seattle, WA

(88)                        127         North West Continuum Care       Northwest
                                          Center                          Continuum Care
                                        128 Beacon Hill                   Center, Inc. and
                                        Longview, WA                    Hillhaven, Inc.

(89)                        158         Bellingham Care Center          Hillhaven, Inc.
                                        1200 Birchwood Avenue
                                        Bellingham, WA

(90)                        160         First Hill Care Center          Hillhaven, Inc.
                                        1334 Terry Avenue
                                        Seattle, WA

(91)                        180         Hillhaven Convalescent Center   Hillhaven, Inc.
                                        400 East 33rd Street
                                        Vancouver, WA

(92)                        185         Hillhaven Nursing Home          Hillhaven, Inc.
                                        3605 "Y" Street
                                        Vancouver, WA

(93)                        461         Edmonds Care Center             Hillhaven West,
                                        21008 76th Avenue West          Inc.
                                        Edmonds, WA

(94)                        462         Queen Anne Care Center          Hillhaven West,
                                        2717 Dexter Avenue North        Inc.
                                        Seattle, WA

                              EXHIBIT 3, page 10

                            Facility                                    Owner/
            State            Number     Facility Name and Address       Lessor
            -----           --------    --------------------------      ------
          WISCONSIN

(95)                        765         Eastview Manor                  HH Holding Co.,
                                        729 Park Street                 Inc.
                                        Antigo, WI


(96)                        767         Colony Oaks Care Center         HR Holding Co.,
                                        602 Briarcliff Drive            Inc.
                                        Appleton, WI

(97)                        770         Vallhaven Care Center           HH Holding Co.,
                                        125 Byrd Avenue                 Inc.
                                        Neenah, WI

(98)                        774         Mount Carmel Nursing Home       HH Holding Co.,
                                        5700 West Layton Avenue         Inc.
                                        Milwaukee, WI

(99)                        775         Sheridan Nursing Home           HH Holding Co.,
                                        2400 Sheridan Road              Inc.
                                        Kenosha, WI

(100)                       776         Woodstock/Kenosha Health        HH Holding Co.,
                                          Care Center                   Inc.
                                        3415 Sheraton Road
                                        Kenosha, WI

          WYOMING

(101)                       441         Mountain Towers Health          Hillhaven West
                                          Care Center                   Inc.
                                        3129 Acacia Drive
                                        Cheyenne, WY

(102)                       481         Park Manor Nursing and          Hillhaven West
                                          Convalescent Home             Inc.
                                        542-16th Street
                                        P.O. Box 1150
                                        Rawlings, WY

(103)                       482         Fremont Manor Nursing and       Hillhaven West
                                          Convalescent Home             Inc.
                                        1002 Forest Avenue
                                        Riverton, WY

                              EXHIBIT 3, page 11

                            Facility                                    Owner/
            State            Number     Facility Name and Address       Lessor
            -----           --------    --------------------------      ------
(104)                       483         Kimberly Manor Nursing and      Hillhaven West,
                                          Convalescent Home             Inc.
                                        1325 Sage Street
                                        P.O. 1146
                                        Rock Springs, WY

                              EXHIBIT 3, page 12

                                       PART II
                        (Facilities Subject to a Master Lease)


                            Facility     Facility Name        Description of      Owner/
            State            Number       and Address          Master Lease       Lessor
            -----           --------     -------------        --------------      ------
           ALABAMA

(105)                         804     Hillhaven              Lease dated        Old Hillhaven
                                      Convalescent Center    July 3, 1969, by
                                      and Nursing Home       and between
                                      27RE28 10th Avenue     St. Vincent's
                                      Birmingham, AL         Hospital, as
                                                             lessor, and
                                                             Medicenters of
                                                             America, Inc., as
                                                             lessee (ground
                                                             lease).

(106)                         824     Hillhaven              Lease dated        Old Hillhaven
                                      Convalescent Center    November 30, 1966,
                                      and Nursing Home       by and between
                                      1758 Springhill        Earl B. Wert and
                                      Avenue                 Ellen R. Wert, as
                                      Mobile, AL             lessors, and
                                                             Medicenters of
                                                             America, Inc., as
                                                             lessee (ground
                                                             lease).

           ARIZONA

(107)                         7104    Villa Campana          Lease and          Old Hillhaven &
                                      Retirement Center      Acquisition        Hillhaven, Inc.
                                      6653 E. Carondelet     Agreement dated
                                      Drive                  February 1, 1983
                                      Tucson, AZ             by and between the
                                                             Industrial
                                                             Development
                                                             Authority of the
                                                             County of Pima, as
                                                             lessor, and The
                                                             Hillhaven
                                                             Corporation, as
                                                             lessee.


                              EXHIBIT 3, page 13

                            Facility      Facility Name        Description of            Owner/
            State            Number        and Address          Master Lease             Lessor
            -----           --------      -------------        --------------            ------
           CALIFORNIA

(108)                         525     Hillhaven              Lease dated June         Hillhaven, Inc.
                                      Convalescent           11, 1962, by and
                                      Hospital               between Mary G.
                                      920 W. LaVeta          Newcom, Richard B.
                                      Orange, CA             Newcom and Mary
                                                             Beth Potter
                                                             Querfurth, as
                                                             lessor, and Orange
                                                             Square Development
                                                             Corporation, as
                                                             lessee (ground
                                                             lease).

           KANSAS

(109)                         809     Country Club Home      Lease and                Old Hillhaven
                                      400 Sunset Dr.         Agreement dated
                                      P.O. Box 319           January 1, 1973 by
                                      Council Grove, KS      and between the
                                                             City of Council
                                                             Grove, as lessor,
                                                             and Country Club
                                                             Home, Inc., as
                                                             lessee.

(110)                         833     Sedgewick              Lease and                Sedgewick
                                      Convalescent           Agreement dated          Convalescent
                                      Center                 September 20, 1974       Center, Inc.
                                      712 Monroe             by and between the
                                      Box 49                 City of Sedgewick,
                                      Sedgewick, KS          as lessor, and
                                                             Sedgewick
                                                             Convalescent
                                                             Center, Inc., a
                                                             Kansas
                                                             corporation, as
                                                             lessee.

                               EXHIBIT 3, page 14

                            Facility      Facility Name        Description of       Owner/
            State            Number        and Address          Master Lease        Lessor
            -----           --------      -------------        --------------       ------
(111,                         857,    Hammond Holiday        Lease dated          Hammond Holiday
112)                          858     Home                   January 1, 1980 by   House, Inc.
                                      114 West 11th          and between the
                                      Larned, KS             City of Larned,
                                                             Kansas, as lessor,
                                                             and Hammond
                                                             Holiday Home,
                                                             Inc., a Kansas
                                                             corporation, as
                                                             lessee.

(113)                         861     Green Meadows          Lease dated July     Old Hillhaven
                                      Nursing Center         1, 1982 by and
                                      215 N. Larmar St.      between the City
                                      Haysville, KS          of Haysville,
                                                             Sedgewick County,
                                                             Kansas, as lessor,
                                                             and Green Meadows
                                                             Nursing Center,
                                                             Inc., as lessee.

           KENTUCKY


(114)                         781     Bashford East          Lease dated          HH Holding Co.,
                                      Healthcare             February 13, 1962    Inc.
                                      3535 Bardstown Road    by and between
                                      Louisville, KY         Cesare Bertoli and
                                                             Kathleen H.
                                                             Bertoli, as
                                                             lessor, and
                                                             Heritage Home
                                                             Nursing and
                                                             Convalescent Care.

           NEW HAMPSHIRE

(115)                         592     Greenbriar Terrace     Lease dated          Old Hillhaven
                                      55 Harris Road         October 1, 1972 by
                                      Nashua, NH             and between Samuel
                                                             A. Tamposi, Gerald
                                                             Q. Nash, as
                                                             lessor, and
                                                             Greenbriar Nursing
                                                             Home Corp., as
                                                             lessee (ground
                                                             lease).

                              EXHIBIT 3, page 15

                            Facility      Facility Name        Description of       Owner/
            State            Number        and Address          Master Lease        Lessor
            -----           --------      -------------        --------------       ------
           OHIO

(116)                         572     Winchester Place I     Lease agreement      Old Hillhaven
                                      36 Lehman Drive        dated October 29,
                                      Canal Winchester,      1976 by and
                                      Ohio                   between Harley B.
                                                             and George J.
                                                             Reynolds, as
                                                             lessor, and AEON,
                                                             Inc., as lessee.

           TENNESSEE

(117)                         822     Hillhaven              Lease agreement      Hillhaven, Inc.
                                      Convalescent Center    dated December 1,
                                      605 Primary Parkway    1979 by and
                                      Memphis, TN            between The Health
                                                             and Educational
                                                             Facilities Board
                                                             of the County of
                                                             Shelby, Tennessee
                                                             and Hillhaven,
                                                             Inc.

           VERMONT

(118)                         559     Birchwood              Lease dated June     Hillhaven, Inc.
                                      Healthcare Center      17, 1964 by and
                                      43 Starr Farm Road     between Henry H.
                                      Burlington, VT         Riordan and
                                                             Charles W. Jones,
                                                             Trustees of the
                                                             Will of John H.
                                                             Flynn, as lessor,
                                                             and Birchwood
                                                             Development
                                                             Corporation, as
                                                             lessee.

                              EXHIBIT 3, page 16

                            Facility      Facility Name        Description of      Owner/
            State            Number        and Address          Master Lease       Lessor
            -----           --------      -------------        --------------      ------
           WISCONSIN

(119)                         769     North Ridge Care       Lease agreement      HH Holding Co.,
                                      Center                 dated June 1, 1983   Inc.
                                      1445 N. 7th Street     by and between
                                      Manitowoc, WI          City of Manitowoc,
                                                             Wisconsin, as
                                                             lessor, and HH
                                                             Holding Co., Inc.,
                                                             a Delaware
                                                             corporation, as
                                                             lessee.

(120)                         773     Mount Carmel           Lease agreement      HH Holding Co.,
                                      Healthcare Center      dated June 1,        Inc.
                                      677 E. State St.       1983 by and
                                      Burlington, WI         between City of
                                                             Burlington, as
                                                             lessor, and HH
                                                             Holding Co., Inc.,
                                                             a Delaware
                                                             corporation, as
                                                             lessee.

                              EXHIBIT 3, page 17

                                                                EXHIBIT 4
                                                                   to
                                                          Plan of Reorganization
                                                          ----------------------


               ASSETS ACQUIRED BY HH HOLDING CO., INC. BY MERGER
               -------------------------------------------------

                               Facility              Facility                        Transferor's
        State                   Number           Name and Address                      Interest
        -----                  ---------         ----------------                    -------------
               PRIOR OWNER:    AURORA'S GOLDEN AGE NURSING HOME, INC.
               -----------

        COLORADO
(1)                               745       Aurora Care Center                              L
                                            Aurora, CO

               PRIOR OWNER:    NHE/ARIZONA, INC.
               -----------

        ARIZONA
(2)                               742       Bells Lodge                                     0
                                            Phoenix, AZ

(3)                               743       Desert Life Healthcare Center                   0
                                            Tucson, AZ

               PRIOR OWNER:    NHE/LINDENWOOD NURSING HOME, INC.
               -----------

        NEBRASKA

(4)                               793       Lindenwood                                     0/L
                                            Omaha, NE

               PRIOR OWNER:    NHE/SOUTH CAROLINA, INC.
               -----------

        SOUTH CAROLINA
(5)                               792       Hillhaven Health Care                           0
                                            Greenville, SC

(6)                               984       Meridian Care Center                            M
                                            Columbia, SC

               PRIOR OWNER:    NURSING HOME OF CHERRY HILLS, INC.
               -----------

        COLORADO
(7)                               744       Cherry Hills Nursing Home                       L
                                            Englewood, CO


                               EXHIBIT 4, page 1

                                                              EXHIBIT 6(ii)(A)
                                                                    to
                                                          Plan of Reorganization
                                                          ----------------------


                            ASSETS PURCHASED BY FHC
                        FROM OLD HILLHAVEN SUBSIDIARIES
                        -------------------------------


                        Facility         Facility Name                  Transferor's
        State            Number          and Address                      Interest
        -----            ------          -----------                      --------
               TRANSFEROR:  THE HILLHAVEN CORPORATION OF TEXAS
               ----------

        TEXAS
(1)                     840              University Manor Nursing              L/SL
                                         Home, Lubbock, TX

(2)                     841              Quaker Villa Nursing Home             L/SL
                                         Lubbock, TX


               TRANSFEROR:  HILLHAVEN WEST, INC.
               ----------

        IDAHO

(3)                     409              Shoshone Living Center                 0
                                         Kellogg, ID

        CALIFORNIA

(4)                     415              Hillhaven Highland House               L
                                         Highland, CA

(5)                     428              Sunset Boulevard                       L
                                         Convalescent Hospital,
                                         Hayward, CA

        MONTANA

(6)                     418              Carbon County Healthcare               L
                                         Center, Red Lodge, MT

(7)                     434              Livingston Convalescent                L
                                         Center, Livingston, MT


                           EXHIBIT 6(ii)(A), page 1

                        Facility       Facility Name                       Transferor's
        State            Number        and Address                           Interest
        -----            ------        -----------                           --------
        OREGON

(8)                     451            Oak Crest Care Center                     L
                                       Salem, OR

(9)                     453            Villa Royal Healthcare                    L
                                       Center, Medford, OR

(10)                    455            Hyland Hills Care Center                  L
                                       Beaverton, OR

        CALIFORNIA
(11)                    413            Hillhaven Care Center                    L/SL
                                       Santa Barbara, CA

        OREGON
(12)                    452            Sunnyside Care Center                    L/SL
                                       Salem, OR

(13)                    454            Sunnyglen                                L/SL
                                       Salem, OR


                 TRANSFEROR:  GUARDIAN MEDICAL SERVICES, INC.

        NORTH CAROLINA
(14)                    716            Guardian Care of Farmville                0
                                       Farmville, NC

(15)                    708            Guardian Care of Goldsboro                L
                                       Goldsboro, NC


(16)                    709            Guardian Care of Burgaw                   L
                                       Burgaw, NC

(17)                    717            Guardian Care of Scotland                 L
                                       Neck, Scotland Neck, NC

(18)                    718            Guardian Care of Ahoskie                  L
                                       Ahoskie, NC

(19)                    719            Guardian Care of Walnut                   L
                                       Cove, Walnut Cove, NC

(20)                    721            Guardin Care of Elkin                     L
                                       Elkin, NC


                           EXHIBIT 6(ii)(A), page 2

                        Facility       Facility Name                         Transferor's
        State            Number        and Address                             Interest
        -----            ------        -----------                             --------
(21)                    722            Guardian Care of                            L
                                       Kenansville
                                       Kenansville, NC

(22)                    723            Guardian Care of Rocky                      L
                                       Mount, Rocky Mount, NC

(23)                    726            Guardian Care of Elizabeth                  L
                                       City, Elizabeth City, NC


                 TRANSFEROR:  LAKE HEALTHCARE FACILITIES, INC.
                 ----------

        WISCONSIN

(24)                    601            Columbus Care Center                        L
                                       Columbus, WI

(25)                    604            Omro Care Center                            L
                                       Omro, WI



                           EXHIBIT 6(ii)(A), page 3

                                                             EXHIBIT 6(ii)(B)
                                                                   to
                                                         Plan of Reorganization
                                                         ----------------------


                      NOTES RECEIVABLE TRANSFERRED TO FHC
                      -----------------------------------

                       TRANSFEROR: Hillhaven West, Inc.
                       ----------


                                                                               General Ledger
Facility                                     Original                          Balance (As of
 Number       Payor                          Payee          Term               August 31, 1989)
 ------       -----                          -----          ----               ---------------
    414       Mid-Valley Associates          Hillhaven      08/85 - 10/05      $2,250,000.00
                                             West, Inc.

    450       Royal Oak Corp.                Hillhaven      01/88 - 10/89      $    1,359.07
                                             West, Inc.


                 TRANSFEROR: Lake Health Care Facilities, Inc.
                 ----------


                                                                               General Ledger
Facility                                     Original                          Balance (As of
 Number       Payor                          Payee          Term               August 31. 1989)
-------       -----                          -----          ----               ---------------
    600       Equity Associates              Elm Row        10/81 - 11/96       $1,065,992.92
                                             Jefferson,
                                             Inc.

    602       Peter C. Kern                  Lake Health    05/88 - 06/96       $2,953,871.43
                                             Care
                                             Facilities,
                                             Inc.

    605       Cal-Iowa Associates            Lake Health    05/86 - 05/06       $1,909,728.14
                                             Care
                                             Facilities,
                                             Inc.


                           EXHIBIT 6(ii)(B), page 1

                   TRANSFEROR: Hillhaven of Michigan, Inc.
                   ----------


                                                                               General Ledger
Facility                                     Original                          Balance (As of
 Number       Payor                          Payee          Term               August 31. 1989)
 ------       -----                          -----          ----               ---------------
    698       Peter C. Kern                  Hillhaven      05/88 - 06/96      $2,054,973.26
                                             of
                                             Michigan,
                                             Inc.


                   TRANSFEROR: The Hillhaven Corporation of Texas
                   ----------


                                                                               General Ledger
Facility                                     Original                          Balance (As of
 Number       Payor                          Payee          Term               August 31. 1989)
 ------       -----                          -----          ----               ---------------
    840       Texas Health Enterprises,      The            04/88 - 04/94      $    49,115.36
              Inc.                           Hillhaven
                                             Corporation
                                             of Texas

    841       Texas Health Enterprises,      The            04/88  - 04/94     $    98,230.76
              Inc.                           Hillhaven
                                             Corporation
                                             of Texas


                           EXHIBIT 6(ii)(B), page 2

                                                              EXHIBIT  7(ii)
                                                                    to
                                                          Plan of Reorganization
                                                          ----------------------


                      OLD HILLHAVEN FACILITY ASSETS TRANSFERRED
                      -----------------------------------------
                     TO HILLHAVEN. INC. AS A CAPITAL CONTRIBUTION
                     --------------------------------------------


                               Facility          Facility Name                       Transferor's
     State                       Number           and Address                          Interest
     -----                     --------          -------------                       ------------
       FLORIDA

(1)                                 122            Bradenton Convalescent                   0
                                                   Center
                                                   Bradenton, FL
       KANSAS


(2)                                 895            Indian Creek Nursing Center              0
                                                   Overland Park, KS

(3)                                 896            Indian Meadows Nursing                   0
                                                   Center
                                                   Overland Park, KS

       KENTUCKY


(4)                                 864            Harrodsburg Health Care                  0
                                                   Manor
                                                   Harrodsburg, KY

       LOUISIANA

(5)                                 816            Lake Charles Care Center                 0
                                                   Lake Charles, IA

       MISSOURI

(6)                                 260            Tradition House Healthcare               0
                                                   Joplin, MO

(7)                                 823            Charlevoix Nursing Center                0
                                                   St. Charles, MO

(8)                                 7180/          Villa Ventura                            0
                                    821            Kansas City, MO


                                   EXHIBIT  7(ii), page 1

                               Facility          Facility Name                       Transferor's
     State                      Number            and Address                          Interest
     -----                     --------          -------------                       ------------
       OHIO

(9)                                868             Lebanon Country Manor                    0
                                                   Nursing Home
                                                   Lebanon, OH

       TENNESSEE

(10)                               884             Masters Health Care Center               0
                                                   Algood, TN

       WISCONSIN


(11)                               771             Heritage Haven Care Center               0
                                                   Schofield, WI
       ARIZONA

(12)                               796             Sierra Vista Care Center                 L
                                                   Sierra, AZ

(13)                               885             Hillhaven Health Care                    L
                                                   Center
                                                   Yuma, AZ

(14)                               886             Devon Gables Health Care                 L
                                                   Center
                                                   Tucson, AZ

(15)                               887             Devon Gables Apartments                  L
                                                   Tucson, AZ

       COLORADO


(16)                               696             Bear Creek Nursing Center                L
                                                   Morrison, CO

(17)                               849             Iliff Care Center                        L
                                                   Denver, CO

(18)                               872             Inglenook Retirement Center              L
                                                   Brighton, CO

(19)                               873             Brighton Care Center                     L
                                                   Brighton, CO

(20)                               883             Golden West Nursing Home                 L
                                                   Fort Collins, CO


                                   EXHIBIT  7(ii), page 2

                               Facility          Facility Name                       Transferor's
     State                      Number            and Address                          Interest
     -----                     --------          -------------                       ------------
       FLORIDA

(21)                               123             Orlando Memorial                         L
                                                   Convalescent Center
                                                   Orlando, FL

(22)                               837             Cape Coral Nursing Pavilion              L
                                                   Cape Coral, FL

       ILLINOIS

(23)                               258             Chastain's of Highland                   L
                                                   Highland, IL

       KANSAS

(24)                               803             Bethesda Nursing Center                  L
                                                   Chanute, KS

(25)                               845             Colonial Terrace -                       L
                                                   Independence
                                                   Independence, KS

(26)                               846             Colonial Lodge -                         L
                                                   Independence
                                                   Independence, KS

       KENTUCKY

(27)                               277             Rosewood Manor Health Care               L
                                                   Center
                                                   Bowling Green, KY

(28)                               278             Oakview Manor Health Care                L
                                                   Center
                                                   Calvert City, KY

(29)                               279             Cedars of Lebanon Rest Home              L
                                                   Lebanon, KY

(30)                               280             Winchester Manor Health                  L
                                                   Care Center
                                                   Winchester, KY

(31)                               281             Riverside Manor Health Care              L
                                                   Center
                                                   Calhoun, KY




                                   EXHIBIT  7(ii), page 3

                               Facility          Facility Name                       Transferor's
     State                      Number            and Address                          Interest
     -----                     --------          -------------                       ------------
(32)                               282             Maple Manor Health Care                  L
                                                   Center
                                                   Greenville, KY

       MISSOURI

(33)                               263             Crane Health Care Center                 L
                                                   Crane, MO

(34)                               264             Point Lookout Health Care               L/SL
                                                   Center
                                                   Point Lookout, MO

(35)                               265             Table Rock Health Care                   L
                                                   Center
                                                   Kimberling City, MO

(36)                               266             Table Rock Health Care                   L
                                                   Center
                                                   Residential Project
                                                   Kimberling City, MO

(37)                               267             Point Lookout Health Care               L/SL
                                                   Center
                                                   Residential Project
                                                   Point Lookout, MO

(38)                               819             Wornall Health Care Center               L
                                                   Kansas City, MO

(39)                               843             Blue Hills Living Center                 L
                                                   Kansas City, MO

(40)                               860             Blue Hills Centre                        L
                                                   Kansas City, MO

       MONTANA

(41)                               439             Big Sky Care Center                      L
                                                   Helena, MT

       OHIO

(42)                               237             Newark Healthcare Center                 L
                                                   Newark, OH

(43)                               295             Whitehouse Country Manor                 L
                                                   Whitehouse, OH



                                   EXHIBIT  7(ii), page 4

                               Facility          Facility Name                       Transferor's
     State                      Number            and Address                          Interest
     -----                     --------          -------------                       ------------
(44)                               870             Community Nursing Center                 L
                                                   Marion, OH

       OKLAHOMA

(45)                               889             Mayfair Nursing Home                     L
                                                   Tulsa, OK

       TENNESSEE

(46)                               171             Hillhaven Convalescent                   CL
                                                   Center - Bolivar
                                                   Bolivar, TN

(47)                               174             Hillhaven Convalescent                   CL
                                                   Center - Camden
                                                   Camden, TN

(48)                               175             Hillhaven of Jefferson City              CL
                                                   Jefferson City, TN

(49)                               177             Loudon Healthcare Center                 CL
                                                   Loudon, TN

(50)                               179             Hillhaven Convalescent                   L
                                                   Center - Huntington,
                                                   Huntington, TN

(51)                               182             Hillhaven Convalescent                   CL
                                                   Center - Germantown,
                                                   Germantown, TN

(52)                               184             Greystone Healthcare Center              L
                                                   Blountville, TN

(53)                               877             Smith County Health Care                 A
                                                   Center
                                                   Carthage, TN

       VIRGINIA


(54)                               871             Montvue Nursing Home                     L
                                                   Luray, VA

       OHIO


(55)                               238             McMillen Senior Village                  L
                                                   Newark, OH



                                   EXHIBIT  7(ii), page 5

                               Facility          Facility Name                       Transferor's
     State                      Number            and Address                          Interest
     -----                     --------          -------------                       ------------
(56)                               297             Marigarde - Sylvania                     0/L
                                                   Nursing Home
                                                   Toledo, OH

       MISSISSIPPI

(57)                               882             Hillhaven Convalescent                   L/SL
                                                   Center West Point
                                                   West Point, MS

       TEXAS

(58)                               879             Sun Valley Healthcare                    L/SL
                                                   Harlingen, TX

(59)                               290             Oaks Living Center                       L/SL
                                                   Orange, TX

(60)                               291             Jones Healthcare Center                  L/SL
                                                   Orange, TX

(61)                               880             Four States Nursing Home                 L/SL
                                                   Texarkana, TX

       FLORIDA

(62)                               945/9945        Quality Care of Bay Point                 M
                                                   Nursing Pavilion
                                                   St. Petersburg, FL

(63)                               972/9972        Carrollwood Care Center                   M
                                                   Tampa, FL

(64)                               9918            Hillhaven Conv. Center                    M
                                                   Sarasota, FL

       LOUISIANA

(65)                               946/9972        Bayview Living Center                     M
                                                   Gretna, LA


(66)                               7170            The Landing on Behrman                    M
                                                   Place
                                                   New Orleans, LA

       MASSACHUSETTS

(67)                               949/9949        Ledgewood Nursing Center                  M
                                                   Beverly, MA



                                   EXHIBIT  7(ii), page 6

                               Facility          Facility Name                       Transferor's
     State                      Number            and Address                          Interest
     -----                     --------          -------------                       ------------
       MISSISSIPPI

(68)                               996/9996        Care Inn - Alcorn County                 M
                                                   Corinth, MS



                                   EXHIBIT  7(ii), page 7

                                                             EXHIBIT 7(iii)(A)
                                                                    to
                                                          Plan of Reorganization
                                                          ----------------------


         OLD HILLHAVEN TRANSFERRED TO HILLHAVEN INC. AS A CAPITAL CONTRIBUTION (Partnership/stockholder interests and non-facility related
   -----------------------------------------------------------
   real estate interests)
   ---------------------


                      FACILITY PARTNERSHIP/STOCKHOLDERS INTERESTS
                      -------------------------------------------

                                   Facility                 Extent and Nature
                State              Number                   of Interest
                -----              --------                 -----------------
             ARIZONA

                                     7101              a 5% limited partnership interest
     (1)                                               in Kachina Pointe Limited
                                                       Partnership
                                                       Sedona, AZ

             COLORADO

     (2)                             7125              a 98% limited partnership
                                                       interest in Castle Gardens
                                                       Retirement Center Limited
                                                       Partnership

             FLORIDA

     (3)                             972               a 49% general partnership
                                                       interest in Carrollwood Care
                                                       Center
                                                       Tampa, FL


             MASSACHUSETTS

     (4)                             949               7500 shares (a 50% stockholder's
                                                       interest) in Ledgewood Healthcare
                                                       Corporation
                                                       Beverly, MA

             MISSISSIPPI

     (5)                             996               a 50% general partnership
                                                       interest in NHS, Inc., HH Inc.
                                                       Partnership
                                                       Corinth, MS




                          EXHIBIT 7(iii)(A), page 1

                                   Facility                 Extent and Nature
                State              Number                   of Interest
                -----              --------                 -----------------
             NEW MEXICO

     (6)                             874               a 99% limited partnership
                                                       interest in Casa Arena Blanca
                                                       Limited Partnership
                                                       Alamagordo, NM



                  NON-FACILITY RELATED PARTNERSHIP INTERESTS
                  ------------------------------------------


     (1)                an 85.5% general
                        partnership interest in
                        Denver Convalescent
                        Company

     (2)                a 51% general
                        partnership interest in
                        Southfield Convalescent
                        Company



             NON-FACILITY RELATED REAL ESTATE INTERESTS
             ------------------------------------------

                                                     Transferor's Interest
                                                     ---------------------
     (1)                  Aurora Hillhaven                       L
                          Regional Office
                          Denver, CO

     (2)                  Hillhaven Regional                     L
                          Office
                          Sarasota, FL

     (3)                  Hillhaven Regional                     L
                          Office
                          Overland Park, KS

     (4)                  Hillhaven Regional                     L
                          Office
                          Lexington, MA

     (5)                  Haverhill Warehouse                    L
                          Haverhill, MA





                          EXHIBIT 7(iii)(A), page 2

                                                     Transferor's Interest
                                                     ---------------------
     (6)                  Hillhaven Regional                     L
                          Office
                          Charlotte, NC

     (7)                  Hillhaven Regional                     L
                          Office
                          Winston-Salem, NC


     (8)                  Hillhaven Regional                     L
                          Office
                          Columbus, OH

     (9)                  Hillhaven Regional                     L
                          Office
                          Memphis, TN

     (10)                 Hillhaven Regional                     L
                          Office
                          Virginia Beach, VA

     (11)                 Broadway Building                      L
                          1132-1136 Broadway
                          Plaza
                          Tacoma, WA  98402

     (12)                 The Annex                              L
                          1140 Court C
                          Tacoma, WA  98402

     (13)                 The Warehouse                          L
                          3003-B South Pine
                          Street
                          Tacoma, WA  98409

     (14)                 Hillhaven Regional                     L
                          Office
                          Menasha, WI

     (1)                  condominium located                    0
                          at the following
                          address:
                          5101 North Casa
                          Blanca Drive
                          Unit #22
                          Scottsdale, AZ
                          85253

     (2)                  Hillhaven Corporate                    L
                          Headquarters Office
                          Tacoma, WA




                          EXHIBIT 7(iii)(A), page 3

                                                     Transferor's Interest
                                                     ---------------------
     (3)                  Contract to buy land                  L/C
                          and improvements
                          thereon at the
                          following address:
                          The Print Shop,
                          1016 South 28th
                          Street
                          Tacoma, WA 98409



                          EXHIBIT 7(iii)(A), page 4

                                                             EXHIBIT 7(iii)(B)
                                                                     to
                                                          Plan of Reorganization
                                                          ----------------------


                    OLD HILLHAVEN NOTES RECEIVABLE TRANSFERRED TO
                    ---------------------------------------------
                       HILLHAVEN INC, AS A CAPITAL CONTRIBUTION
                       ----------------------------------------

                   (Non-Working Capital Notes - Subsequent Transfer
                      To New Hillhaven Pursuant To Step 12(ii))


                                                                               General Ledger
Facility                                                    Original           Balance (As of
 Number        Payor                         Payee          Term               August 31, 1989)
-------        -----                         -----          ----               ---------------
9949      Ledgewood Healthcare               Old            12/87 -            $  750,000.00
          Corporation                        Hillhaven

9949      Ledgewood Healthcare               Old            12/87 -            $  150,000.00
          Corporation                        Hillhaven

050       D. Zulauf                          Old            01/87 - 01/91      $    1,100.21
                                             Hillhaven

141       Gal-Farm Associates                Sentry         11/86 - 11/01      $  850,000.00
                                             Investment
                                             Company,
                                             Inc.

142       Gal-Farm Associates                Argus          11/86 - 11/01      $  850,000.00
                                             Investment
                                             Company,
                                             Inc.

297       Health Enterprises of              Old            05/88 - 06/94      $   98,462.33
          Michigan, Inc.                     Hillhaven

800/      Prowestern Developers              Old            10/87 - 11/89      $  697,500.00
1002      Financial, Inc. and                Hillhaven
          Executive Capital
          Corporation

800       Royal Oak                          Old            08/85 - 08/89      $   20,000.00
                                             Hillhaven

800       Quality Care Management            Old            06/85 - 05/90      $  412,000.00
          Co., Inc.                          Hillhaven



                                EXHIBIT 7(iii)(B), page 1

                                                                               General Ledger
Facility                                                    Original           Balance (As of
 Number        Payor                         Payee          Term               August 31, 1989)
-------        -----                         -----          ----               ---------------
800       Angell Care Incorporated           Old            06/87 - 06/90      $  204,009.91
                                             Hillhaven

800/      NHS Properties, Inc.               Old            01/88 - 07/88      $  262,500.00
7175                                         Hillhaven

800       NHS Properties, Inc.               Old            01/88 - 07/88      $  680,000.00
                                             Hillhaven

800       Bob Latch, Gail Carnes             Old            05/86 - _____      $  400,000.00
          and George Carnes                  Hillhaven

101       Joseph D. Livingston and           Old            08/82 - 09/86      $  202,498.52
          Patricia Blaney                    Hillhaven
          Livingston

811       Mark V Ltd. #2                     Old            07/75 - 12/90      $   89,773.10
                                             Hillhaven

811       Mark V Ltd. #3                     Old            05/70 - 01/91      $  156,434.47
                                             Hillhaven

812       Peter C. Kern                      Old            05/88 - 06/08      $2,427,097.72
                                             Hillhaven

813       Cal-Iowa Associates                Old            05/86 - 05/06      $2,224,824.03
                                             Hillhaven

820       Pavilion Louisville                Old            05/84 - 07/94      $2,570,847.18
          Partnership                        Hillhaven

830       Omaha Associates                   Old            10/89 - 10/04      $3,428,000.00
                                             Hillhaven

839       Peter C. Kern                      Old            05/88 - 06/96      $3,396,952.19
                                             Hillhaven

878       Tri-State Associates               Old            08/86 - 08/06      $3,577,533.08
                                             Hillhaven



                                EXHIBIT 7(iii)(B), page 2

                                                                               General Ledger
Facility                                                    Original           Balance (As of
 Number        Payor                         Payee          Term               August 31, 1989)
-------        -----                         -----          ----               ---------------
9972      Carrollwood Care Center            Old            ______________     $  153,629.00
          Partnership                        Hillhaven

808       Peter C. Kern                      Old            04/88 - 04/96      $1,974,439.27
                                             Hillhaven

879       Texas Health Enterprises,          Old            04/88 - 04/94      $   98,230.76
          Inc.                               Hillhaven

9972      Carrollwood Care Center            Old            03/87 - _____      $  112,182.11
          Partnership                        Hillhaven,
                                             Robert
                                             Whitcomb,
                                             Fred Beene
                                             and Dixie
                                             Taylor

9996      Johnson, Mooney-Bond,              Old            _____________      $  119,500.00
          Inc.                               Hillhaven

799       Cal-Bax Associates                 Old            08/87 - 08/90      $  360,000.00
                                             Hillhaven

946       Bayview Living Center,             Old            1/89 - 2/94        $3,200,000.00
          Ltd.                               Hillhaven



                                EXHIBIT 7(iii)(B), page 3

                                                             EXHIBIT 7(iii)(C)
                                                                     to
                                                          Plan of Reorganization
                                                          ----------------------


                     OLD HILLHAVEN NOTES RECEIVABLE TRANSFERRED TO
                     ---------------------------------------------
                       HILLHAVEN INC. AS A CAPITAL CONTRIBUTION
                       ----------------------------------------

                     (Working Capital Notes - Subsequent Transfer
                           To FHC Pursuant To Step 10 (ii))


                                                                               General Ledger
Facility                                                    Original           Balance (As of
 Number        Payor                         Payee          Term               August 31, 1989)
-------        -----                         -----          ----               ---------------
800/      Casa Arena Blanca Limited          Old            11/86 - 11/93      $ 1,270,988.51
1874      Partnership                        Hillhaven

800       Stockton Health Care               Old            12/86 - sale of    $   904,805.46
          Center, Limited                    Hillhaven          facility
          Partnership

800       Casa Arena Blanca Limited          Old                               $   238,000.00
          Partnership                        Hillhaven      ______________

9922      Windsor Woods Ltd.                 Old            08/87 - ______     $ 1,551,543.51
                                             Hillhaven

9976      Windsor Woods Ltd.                 Old                               $   531,949.18
                                             Hillhaven      _____________

9919      Gene E. Lynn, Michael S.           Old                               $   870,000.00
          Lynn, Ron Hayes and Nancy          Hillhaven      _____________
          Hayes

9973      Gene E. Lynn, Michael S.           Old            03/87 - 12/93      $   810,000.00
          Lynn, Ron Hayes and Nancy          Hillhaven       or sale of
          Hayes                                             facility

9975      Gene E. Lynn, Michael S.                          03/87 - 12/94      $ 1,042,500.00
          Lynn, Ron Hayes and Nancy                          or sale of
          Hayes                                             facility

9992      Paull Randle Associates            Old                               $ 1,580,043.95
                                             Hillhaven      _____________




                           EXHIBIT 7(iii)(C), page 1

                                                             EXHIBIT 8(ii)(A)
                                                                    to
                                                          Plan of Reorganization
                                                          ----------------------


       FACILITY ASSETS OF HH HOLDING CO., INC. TRANSFERRED TO HILLHAVEN INC.
       ---------------------------------------------------------------------


                               Facility          Facility Name                       Transferor's
       State                   Number            and Address                         Interest
       -----                   ------            -----------                         --------
       ARIZONA

(1)                            853               Kachina Point Health Center              0
                                                 Sedona, AZ

       CALIFORNIA

(2)                            729               Hillhaven Convalescent Hospital          0
                                                 Castro Valley, CA

       KENTUCKY

(3)                            784               Northfield Manor Healthcare              0
                                                 Facility
                                                 Louisville, KY

(4)                            785               Hillcrest Healthcare Center              0
                                                 Owensboro, KY

(5)                            787               Woodland Terrace                         0
                                                 Healthcare Facility
                                                 Elizabethtown, KY

       MINNESOTA

(6)                            764               Woodside Convalescent Center             0
                                                 Rochester, MN

       WISCONSIN

(7)                            772               Family Heritage Nursing                  0
                                                 Home/Wisconsin Rapids
                                                 Wisconsin Rapids, WI

       CALIFORNIA

(8)                            730               Del Rosa Convalescent Hospital           L
                                                 San Bernardino, CA

(9)                            736               Oakridge Convalescent Hospital           L
                                                 Oakland, CA





                       EXHIBIT 8(ii)(A), page 1

                               Facility          Facility Name                       Transferor' s
       State                   Number            and Address                         Interest
       -----                   ------            -----------                         --------
       INDIANA

(10)                           285               Gertha's Nursing Center                  L
                                                 Evansville, IN

(11)                           287               Crestview Convalescent Home              L
                                                 Vincennes, IN

(12)                           288               Indian Creek Convalescent Center         L
                                                 Corydon, IN

(13)                           293               Westfield Village                        L
                                                 Westfield, IN

(14)                           294               Windsor Estates of Kokomo                L
                                                 Kokomo, IN

(15)                           694               Wedgewood Manor Convalescent             L
                                                 Center
                                                 Clarksville, IN


       KENTUCKY

(16)                           271               Heritage Manor Healthcare Center         L
                                                 Mayfield, KY

(17)                           782               Fellowship Home & Friendship             L
                                                 House
                                                 Danville, KY

(18)                           786               River Front Terrace Healthcare           L
                                                 Facility
                                                 Paducah, KY

       NEBRASKA

(19)                           746               Homestead Nursing Home                   L
                                                 Lincoln, NE


       TENNESSEE

(20)                           789               Northhaven Healthcare Center             L
                                                 Knoxville, TN




                       EXHIBIT 8(ii)(A), page 2

                               Facility          Facility Name                       Transferor's
       State                   Number            and Address                         Interest
       -----                   ------            -----------                         --------
       WISCONSIN

(21)                           289               San Luis Manors                          L
                                                 Green Bay, WI

(22)                           766               Colonial Manor                           L
                                                 Wausau, WI


       CALIFORNIA

(23)                           731               High Street Convalescent                0/L
                                                 Hospital
                                                 Oakland, CA

(24)                           734               MacArthur Convalescent Hospital         0/L
                                                 Oakland, CA

(25)                           735               Oak Manor Convalescent Hospital         0/L
                                                 Oakland, CA

       MICHIGAN

(26)                           695               Grayling Health Care Center             0/L
                                                 Grayling, MI

(27)                           777               Clara Barton Terrace                    0/L
                                                 Convalescent Home
                                                 Flint, MI

(28)                           778               Mary Ave Care Center                    0/L
                                                 Lansing, MI

(29)                           302               Birchwood Care Center                   L/C
                                                 Marne, MI

       TEXAS

(30)                           749               Garrett Park Manor                      O/L
                                                 Dallas, TX

       CALIFORNIA

(31)                           298               Driftwood Convalescent Hospital         L/SL
                                                 Yuba City, CA

(32)                           299               Marysville Convalescent Hospital        L/SL
                                                 Marysville, CA




                       EXHIBIT 8(ii)(A), page 3

                               Facility          Facility Name                       Transferor' s
       State                   Number            and Address                         Interest
       -----                   ------            -----------                         --------
(33)                           728               Cabrillo Convalescent Hospital          L/SL
                                                 Santa Cruz, CA

(34)                           741               Hillhaven Manor                         L/SL
                                                 Yuba City, CA

       INDIANA

(35)                           292               Twin City Nursing Home                  L/SL
                                                 Gas City, IN

(36)                           305               University Nursing Center               L/SL
                                                 Upland, IN

       MICHIGAN

(37)                           300               Autumnwood of McBain                    L/SL
                                                 McBain, MI

(38)                           301               Autumnwood of Deckerville Rd.           L/SL
                                                 Deckerville, MI

(39)                           303               Greenbriar Nursing Home                 L/SL
                                                 Sterling, MI


(40)                           304               Pineview of Hillman                     L/SL
                                                 Hillman, MI

       TEXAS

(41)                           272               Hughes Spring Nursing Home              L/SL
                                                 Hughes Springs, TX

(42)                           273               Pinecrest Convalescent Home             L/SL
                                                 Dangerfield, TX

(43)                           274               Coastal Care Center                     L/SL
                                                 Texas City, TX

(44)                           275               Great South West Convalescent           L/SL
                                                 Center
                                                 Grant Prairie, TX

(45)                           283               Country Club Manor Nursing Home         L/SL
                                                 Amarillo, TX




                     EXHIBIT 8(ii)(A), page 4

                               Facility          Facility Name                       Transferor' s
       State                   Number            and Address                         Interest
       -----                   ---------         ----------------                    -------------
(46)                           755               Greencrest Manor                        L/SL
                                                 Greenville, TX

(47)                           760               Ridgeview Nursing and                   L/SL
                                                 Convalescent Center
                                                 Wichita Falls, TX



                           EXHIBIT 8(ii)(A), page 5

                                                             EXHIBIT 8(ii)(B)
                                                                    to
                                                          Plan of Reorganization
                                                          ----------------------


          HH HOLDING CO., INC. NOTES RECEIVABLE TRANSFERRED TO HILLHAVEN INC.
          -------------------------------------------------------------------

                   (Non.Working Capital Notes - Subsequent Transfer
                      To New Hillhaven Pursuant To Step 12 (ii))


                                                                               General Ledger
Facility                                                    Original           Balance (As of
 Number        Payor                         Payee          Term               August 31, 1989)
-------        -----                         -----          ----               ---------------
749       Southeastern Health Care,          HH Holding     04/89 - 10/89      $   20,491.78
          Inc. and Prentiss Smith            Co., Inc.

799       Jewell Brothers                    HH Holding     05/85 - 05/89      $   50,000.00
                                             Co., Inc.

075       R. Karman                          HH Holding     09/85 - 08/89      $       99.00
                                             Co., Inc.

075       S. Waeckerle                       HH Holding     11/85 - 10/89      $      230.00
                                             Co., Inc.

276       Texas Health Enterprises,          HH Holding     10/86 - 02/97      $2,850,000.00
          Inc.                               Co., Inc.

284       Odessa Associates                  HH Holding     11/86 - 11/01      $2,250,000.00
                                             Co., Inc.

300       Health Enterprises of              HH Holding     05/88 - 06/94      $   49,231.15
          Michigan, Inc.                     Co., Inc.

301       Health Enterprises of              HH Holding     05/88 - 06/94      $   49,231.15
          Michigan, Inc.                     Co., Inc.

303       Health Enterprises of              HH Holding     05/88 - 06/94      $   49,231.15
          Michigan, Inc.                     Co., Inc.

304       Health Enterprises of              HH Holding     05/88 - 06/94      $   49,231.15
          Michigan, Inc.                     Co., Inc.

695       Health Enterprises of              HH Holding     05/88 - 06/94      $   49,231.15
          Michigan, Inc.                     Co., Inc.




                           EXHIBIT 8(ii)(B), page 1

                                                                               General Ledger
Facility                                                    Original           Balance (As of
 Number        Payor                         Payee          Term               August 31, 1989)
-------        -----                         -----          ----               ---------------
703       M-Z Invest                         HH Holding     _____ - 03/93      $  453,332.05
                                             Co., Inc.

728       Peter C. Kern and Susan            HH Holding     09/88 - 09/97      $  240,528.40
          B.Kern                             Co. , Inc.

732       M.V. Associates                    HH Holding     10/85 - 10/05      $1,300,000.00
                                             Co., Inc.

740       Yuba Associates Limited            HH Holding     09/87 - 10/94      $  840,510.35
          Partnership dba Yuba-Zev           Co., Inc.
          Associates Limited
          Partnership

747       Odessa Associates                  HH Holding     11/86 - 11/01      $1,440,000.00
                                             Co., Inc.

748       Tri-State Associates               HH Holding     11/86 - 11/01      $1,900,000.00
                                             Co., Inc.

751       MWT Associates                     HH Holding     11/85 - 11/05      $1,817,378.81
                                             Co., Inc.

755       Texas Health Enterprises,          HH Holding     04/88 - 04/94      $   98,230.76
          Inc.                               Co., Inc.

756       Odessa Associates                  HH Holding     11/86 - 11/01      $1,000,000.00
                                             Co., Inc.

759       Sunbelt 3                          HH Holding     12/82 - 11/07      $1,299,907.19
                                             Co., Inc.

761       Tri-State Associates               HH Holding     11/86 - 11/01      $  835,000.00
                                             Co., Inc.

768       Cal-Iowa Associates                HH Holding     05/86 - 05/06      $2,856,957.70
                                             Co., Inc.



                    EXHIBIT 8(ii)(B), page 2

                                                                               General Ledger
Facility                                                    Original           Balance (As of
 Number        Payor                         Payee          Term               August 31, 1989)
-------        -----                         -----          ----               ---------------
788       Cove Manor                         HH Holding     08/84 - 11/10      $3,890,000.00
                                             Co., Inc.

790       Court Manor                        HH Holding     08/84 - 12/10      $2,100,000.00
                                             Co., Inc.

200/      Hill-Cal Properties                NHE            10/84 - 12/04      $2,790,105.72
799                                          Northern
                                             California,
                                             Inc.
                                             (25.54%)
                                             and Flagg
                                             Industries,
                                             Inc.
                                             (74.46%)

799       Jack Easterday                     U.S. Care      08/86 - 10/90      $  617,861.90
                                             Corporation

799       Oak/Jones, Inc.                    HH Holding     08/87 - 09/93      $  148,158.17
                                             Co., Inc.

757       Peter C. Kern                      HH Holding     04/88 - 04/96      $1,620,808.36
                                             Co., Inc.

758       Peter C. Kern                      HH Holding     04/88 - 04/96      $1,448,904.47
                                             Co., Inc.

760       Texas Health Enterprises,          HH Holding     04/88 - 04/94      $   49,115.36
          Inc.                               Co., Inc.

606       MI-CON Associates                  HH Holding     05/86 - 05/06      $2,110,002.87
                                             Co., Inc.



                   EXHIBIT 8(ii)(B), page 3

                                                             EXHIBIT 8(ii)(C)
                                                                     to
                                                          Plan of Reorganization
                                                          ----------------------


          HH HOLDING CO., INC. NOTES RECEIVABLE TRANSFERRED TO HILLHAVEN INC.
          -------------------------------------------------------------------

                     (Working Capital Notes - Subsequent Transfer
                           To FHC Pursuant To Step 10 (ii))


                                                                      General Ledger
Facility                                           Original           Balance (As of
Number   Payor                      Payee          Term               August 31, 1989)
-------  -----                      -----          ----               ---------------
9928     Meridian Care Center       NHE/South      6/88 - sale of     $466,505.16
         Partners                   Carolina,      the facility
                                    Inc.




                               EXHIBIT 8(ii)(C)

                                                            EXHIBIT 10(iii)(A)
                                                                     to
                                                          Plan of Reorganization
                                                          ----------------------


                          FACILITY ASSETS OF HILLHAVEN INC.
                                  TRANSFERRED TO FHC
                          ---------------------------------


                               Facility          Facility Name                       Transferor's
       State                    Number            and Address                          Interest
       -----                   --------          -------------                       ------------
       CALIFORNIA

(1)                            167               Canyonwood Care Center                     0
                                                 Redding, CA

       NEVADA

(2)                            144               Carson Convalescent Center                 0
                                                 Carson City, NV
       UTAH

(3)                            140               Wasatch Care Center                        0
                                                 Ogden, UT

       CALIFORNIA

(4)                            151               Buena Vista Convalescent                   L
                                                 Hospital
                                                 Anaheim, CA

(5)                            170               Saylor Lane Convalescent                   L
                                                 Hospital
                                                 Sacramento, CA

(6)                            330               Hillhaven Convalescent                     L
                                                 Hospital Claremont, CA

(7)                            335               Hillhaven Lawton                           L
                                                 Convalescent Center
                                                 San Francisco, CA

(8)                            340               Hillhaven Convalescent                     L
                                                 Hospital
                                                 Menlo Park, CA

(9)                            342               Hillhaven Convalescent                     L
                                                 Center
                                                 Mill Valley, CA





                    EXHIBIT 10(iii)(A), page 1

                               Facility          Facility Name                       Transferor's
       State                    Number            and Address                          Interest
       -----                   --------          -------------                       ------------
(10)                           343               Hillhaven Convalescent                    L
                                                 Center
                                                 Modesto, CA

(11)                           345               Hillhaven Convalescent                    L
                                                 Center
                                                 Oakland, CA

(12)                           358               San Jose-Hillhaven                       L/SL
                                                 Convalescent
                                                 Center
                                                 San Jose, CA

(13)                           360               San Rafael, Hillhaven                     L
                                                 Convalescent Hospital
                                                 San Rafael, CA

(14)                           368               Hillhaven Extended Care
                                                 Santa Cruz, CA

(15)                           370               Hillhaven-Sherwood                        L
                                                 Convalescent Hospital
                                                 Sacramento, CA

       FLORIDA

(16)                           121               Town & Country Convalescent               L
                                                 Center
                                                 Tampa, FL

       NORTH CAROLINA

(17)                           192               Country Villa                             L
                                                 Rockingham, NC

(18)                           193               Hillhaven of Alamance                     L
                                                 Graham, NC

(19)                           307               Lincoln Nursing Center,                   L
                                                 Inc.
                                                 Lincolnton, NC

       TENNESSEE

(20)                           171               Hillhaven Convalescent                    CL
                                                 Center - Bolivar
                                                 Bolivar, TN




                    EXHIBIT 10(iii)(A), page 2

                               Facility          Facility Name                       Transferor's
       State                    Number            and Address                          Interest
       -----                   -------           ------------                        ------------
(21)                           174               Hillhaven Convalescent                    CL
                                                 Center - Camden
                                                 Camden, TN

(22)                           175               Hillhaven of Jefferson City               CL
                                                 Jefferson City, TN

(23)                           177               Loudon Healthcare Center                  CL
                                                 Loudon, TN

(24)                           178               Hillhaven Convalescent                    L
                                                 Center - Raleigh
                                                 Memphis, TN


(25)                           179               Hillhaven Convalescent                    L
                                                 Center - Huntington
                                                 Huntington, TN

(26)                           182               Hillhaven Convalescent                    CL
                                                 Center - Germantown
                                                 Germantown, TN

(27)                           183               Hillhaven Convalescent                    L
                                                 Center-Ripley
                                                 Ripley, TN

(28)                           184               Greystone Healthcare Center               L
                                                 Blountville, TN

(29)                           187               Hillhaven Maryville                       L
                                                 Convalescent  Center
                                                 Maryville, TN

(30)                           189               Fairpark HealthCare Center                L
                                                 Maryville, TN

       WASHINGTON


(31)                           161               Issaquah Care Center                      L
                                                 Issaquah, WA

(32)                           162               Mercer Island Care Center                 L
                                                 Mercer Island, WA

(33)                           163               Valley HealthCare Center                  L
                                                 South Renton, WA




                    EXHIBIT 10(iii)(A), page 3

                               Facility          Facility Name                       Transferor's
       State                    Number            and Address                          Interest
       -----                   --------          -------------                       ------------
(34)                           186               Park Manor Convalescent                   L
                                                 Center
                                                 Walla Walla, WA

       WISCONSIN

(35)                           195               Colonial Manor Nursing &                  L
                                                 Convalescent Home
                                                 Madison, WI

(36)                           197               Oshkosh Care Center                       L
                                                 Oshkosh, WI

       NEVADA

(37)                           642               Las Vegas-Hillhaven                      0/L
                                                 Convalescent  Hospital
                                                 Las Vegas, NV

       WASHINGTON

(38)                           *164              The Emeritus                             0/L
                                                 Seattle, WA

       CALIFORNIA


(39)                           9926              Hillhaven Convalescent                    M
                                                 Hospital
                                                 San Francisco, CA

(40)                           9940              Valley Gardens Health Care                M
                                                 Stockton, CA

(41)                           9981              Foothill Health Center                    M
                                                 Glendora, CA

(42)                           9919              Carmel Mtn. Nursing Home                  M
                                                 San Diego, CA

(43)                           9975              The Californian Care Center               M
                                                 Bakersfield, CA

___________________

          * A Title Commitment has been ordered from Chicago Title in order to verify ownership of the facility.




                          EXHIBIT 10(iii)(A), page 4

                               Facility          Facility Name                       Transferor's
       State                    Number            and Address                          Interest
       -----                   ---------         ----------------                    -------------
       FLORIDA

(44)                           918               Hillhaven Convalescent                    M
                                                 Center
                                                 Sarasota, FL

(45)                           922               Windsor Woods Convalescent                M
                                                 Center
                                                 Hudson, FL

       OKLAHOMA

(46)                           9955              Heritage Villa Nursing                    M
                                                 Center
                                                 Bartlesville, OK

       UTAH

(47)                           9947              St. George Care Center                    M
                                                 St. George, UT

(48)                           9992              Holladay Healthcare Center                M
                                                 Salt Lake City, UT

(49)                           9973              Crosslands Healthcare                     M
                                                 Center
                                                 Sandy, UT




                          EXHIBIT 10(iii)(A), Page 5

                                                           EXHIBIT 10(iii)(B)
                                                                    to
                                                          Plan of Reorganization
                                                          ----------------------


                  ASSETS OF HILLHAVEN INC. TRANSFERRED TO FHC
                  -------------------------------------------

                           (Partnership interests and
                  non-facility related real estate interests)

                             PARTNERSHIP INTERESTS
                             ---------------------

                            Facility        Extent and
          State              Number     Nature of Interest
          -----             --------    ------------------

          CALIFORNIA

(1)                         919         a 50% general partnership
                                        interest in Carmel Mountain
                                        Nursing Home Partnership
                                        San Diego, CA

(2)                         926         a 50% general Partnership
                                        interest in Hillhaven - MSC
                                        Partnership
                                        San Francisco, CA

(3)                         940         a 50% general partnership
                                        interest in Stockton
                                        Nursing Home Partners
                                        Stockton, CA

(4)                         975         a 50% general partnership
                                        interest in Bakersfield
                                        Nursing Home Partnership
                                        Bakersfield, CA

(5)                         981         a 50% general partnership
                                        interest in Foothill
                                        Nursing Company Partnership
                                        Glendora, CA

(6)                         982         a 50% general partnership
                                        interest in San Marcos
                                        Nursing Home Partnership
                                        San Marcos, CA

                          EXHIBIT 10(iii)(B), Page 1


                            Facility        Extent and
          State              Number     Nature of Interest
          -----             --------    ------------------
(7)                         1003        a 90% general partnership
                                        interest in Modesto Region
                                        II investments
                                        Modesto, CA

           FLORIDA
(8)                         918         a 50% general partnership
                                        interest in Hillhaven
                                        Community Health
                                        Partnership
                                        Sarasota, FL

(9)                         922         a 50% general partnership
                                        interest in Windsor Woods
                                        Nursing Home Partnership
                                        Hudson, FL

           KANSAS

(10)                        7165        a 90% general partnership
                                        interest in Topeka
                                        Retirement Center, Ltd.
                                        Topeka, KS

           OKLAHOMA

(11)                        955         a 50% general partnership
                                        interest in Bartlesville
                                        Nursing Home Partnership
                                        Bartlesville, OK

           SOUTH CAROLINA

(12)                        928/        a 50% general partnership
                            984         interest in Meridian
                                        Operating Partners
                                        Columbia, SC

           UTAH

(13)                        973         a 50% general partnership
                                        interest in Sandy Nursing
                                        Home Partnership
                                        Sandy, UT

                          EXHIBIT 10(iii)(B), Page 2

                            Facility        Extent and
          State              Number     Nature of Interest
          -----             --------    ------------------
(14)                        7185        a 98% limited partnership
                                        interest in Sandy
                                        Retirement Center Limited
                                        Partnership
                                        Sandy, UT

          WASHINGTON

(15)                        165         an 80% general partnership
                                        interest in Rainier Vista
                                        Partnership
                                        Puyallup, WA

                          EXHIBIT 10(iii)(B), page 3

                   NON-FACILITY RELATED REAL ESTATE INTERESTS
                   ------------------------------------------



                         Facility                               Transferor's
                            No.      Assets                       Interest
                         --------    ------                     ------------
(1)                      104         Center Street Building           0
                                     1016 So. 28th Street
                                     Tacoma, WA

(2)                      100         Lakewood Medical Office          0
                                     Building
                                     11311 Bridgeport Way
                                     Tacoma, WA 98499

(3)                      168         "Excess Land" consisting of      0
                                     6.0 acres located on the
                                     Lakewood Hospital Campus
                                     Tacoma, WA 98499

(4)                      022         Hillhaven Regional Office        L
                                     Richmond, CA

(5)                      072         Hillhaven Regional Office        L
                                     Louisville, KY

(6)                      041         Hillhaven Regional Office,       L
                                     Raleigh, NC

                          EXHIBIT 10(iii)(B), page 4

                                                            EXHIBIT 10(iii)(C)
                                                                    to
                                                          Plan of Reorganization
                                                          ----------------------



               HILLHAVEN INC. NOTES RECEIVABLE TRANSFERRED TO FHC
               --------------------------------------------------

                            (Working Capital Notes)

                                                              General Ledger
Facility                                       Original       Balance (As of
 Number     Payor                 Payor        Terms          August 31, 1989)
--------    -----                 -----        -----          ----------------
9984        Meridian Operating    Hillhaven    2/89 - ____    $   83,000.00
            Partners              Inc.

                              EXHIBIT 10(iii)(C)

                                                             EXHIBIT 11(i)A
                                                                   to
                                                         Plan of Reorganization
                                                         ----------------------



                   ASSETS ACQUIRED BY FHC BY UPSTREAM MERGER
                   -----------------------------------------

                         Facility           Facility             Transferor's
          State           Number        Name and Address           Interest
          -----          --------       ----------------         ------------
                     PRIOR OWNER:  CHASTAIN'S OF AVA, INC.
                     ------------

         ARKANSAS

(1)                      252       Pine Lane Healthcare                L
                                   Mountain Home, AR

         MISSOURI

(2)                      251       Crestview Healthcare                L
                                   Ava, MO

                   PRIOR OWNER:  CHASTAIN'S OF BUFFALO, INC.
                   -----------

         MISSOURI
(3)                      253       Hickory Lane Care Center            L
                                   Buffalo, MO

                   PRIOR OWNER:  CHASTAIN'S OF CLINTON, INC.
                   -----------

         MISSOURI
(4)                      254       Sycamore View Healthcare            L
                                   Clinton, MO

                  PRIOR OWNER:  CHASTAIN'S OF DES PERES, INC.
                  -----------

         MISSOURI
(5)                      255       Des Peres Health Care               L
                                   Des Peres, MO

(6)                      256       Hillside Healthcare                 L
                                   Jefferson, MO

(7)                      257       Marceline Healthcare                L
                                   Marceline, MO

                           EXHIBIT 11(i)(A), page 1

                      Facility              Facility             Transferor's
           State       Number           Name and Address           Interest
           -----      --------          ----------------           --------
                   PRIOR OWNER:  CHASTAIN'S OF JOPLIN, INC.
                   -----------

         MISSOURI

(3)                      259       Joplin House Healthcare             L
                                   Joplin, MO

                   PRIOR OWNER:  CHASTAIN'S OF LAMAR, INC.
                   -----------

         MISSOURI

(9)                      261       Lakeview Health Care                L
                                   Center,
                                   Lamar, MO

                   PRIOR OWNER:  CHASTAIN'S OF THAYER, INC.
                   -----------

         MISSOURI

(10)                     262       Shady Oaks Healthcare               L
                                   Center
                                   Thayer, MO

                   PRIOR OWNER:  HILLHAVEN OF HAWAII, INC.
                   -----------

         HAWAII

(11)                     166       Keauhou Kona Hawaii Project         O

                 PRIOR OWNER:  INTEGRATED HEALTh SYSTEMS, INC.
                 -----------

       WASHINGTON

(12)                     168       Lakewood Health Care Center         O
                                   Tacoma, WA

            PRIOR OWNER:  SMITH, HARST, SIEBEL AND ASSOCIATES, INC.
            -----------

        NEW MEXICO

(13)                     854       Casa Real-Santa Fe                  L
                                   Santa Fe, NM

(14)                     817       Casa Del Sol Senior Care            L
                                   Center
                                   Las Cruces, NM

                          EXHIBIT 11(i)(A), page 2

                         Facility               Facility          Transferor's
           State          Number            Name and Address        Interest
           -----          ------            ----------------        --------
(15)                       874         Casa Arena Blanca Nursing       L
                                       Center
                                       Alamogordo, NM

(16)                       881         Southwest Senior Care           O/L
                                       Center
                                       Las Vegas, NM

                          EXHIBIT 11(i)(A), page 3

                                                            EXHIBIT 11(i)(3)
                                                                    to
                                                         Plan of Reorganization
                                                         ----------------------



                   ASSETS ACQUIRED BY FHC BY UPSTREAM MERGER
                   -----------------------------------------

                      (note receivable - working capital)

                                                                 General Ledger
                                                                     Balance
                            Facility         Facility                (as of
                             Number       Name and Address      August 31, 1989)
                            --------      ----------------      ----------------
                              874      Casa Arena Blanca Nursing      $
                                       Center
                                       Alamogordo, NM

                            EXHIBIT 11(i)(B), page 1

                                                            EXHIBIT 12(ii)
                                                                 to
                                                         Plan of Reorganization
                                                         ----------------------



          HILLHAVEN INC, NOTES RECEIVABLE TRANSFERRED TO NEW HILLHAVEN
          ------------------------------------------------------------

                          (Non-Working Capital Notes)


                                                                General Ledger
Facility                                       Original         Balance (As of
Number           Payor            Payee        Term             August 31, 1989)
------           -----            -----        ----             ----------------
100              Mosca            Hillhaven    08/86 - 08/90    $      801.96
                                  Inc.

100              Bowen            Hillhaven    10/86 - 10/90    $    2,391.44
                                  Inc.

100              Dwyer            Hillhaven    10/88 - 10/90    $      778.50
                                  Inc.

100              Esau             Hillhaven    07/89 - 07/91    $    1,750.00
                                  Inc.

100              Fischer          Hillhaven    03/87 - 03/91    $    1,500.10
                                  Inc.

100              Holloman         Hillhaven    03/88 - 09/89    $      175.87
                                  Inc.

100              Ingram           Hillhaven    04/89 - 04/90    $    3,604.87
                                  Inc.

100              Keiser           Hillhaven    07/86 - 07/87    $       84.21
                                  Inc.

100              Kenney           Hillhaven    07/89 - 07/91    $    1,000.00
                                  Inc.

100              Powell           Hillhaven    12/87 - 06/89    $      132.11
                                  Inc.

100              Shipman          Hillhaven    03/88 - 09/89    $      316.95
                                  Inc.

                           EXHIBIT 12(ii), page 1

                                                                General Ledger
Facility                                       Original         Balance (As of
Number           Payor            Payee        Term             August 31, 1989)
------           -----            -----        ----             ----------------
100              Spencer          Hillhaven    07/89 - 07/91    $    2,139.29
                                  Inc.

100              Tobie            Hillhaven    07/86 - 01/89    $    1,576.74
                                  Inc.

100              Toclan           Hillhaven    07/86 - 05/87    $      600.00
                                  Inc.

100              Whitted          Hillhaven    10/88 - 10/89    $       66.53
                                  Inc.

100              Bisaro           Hillhaven    02/89 - 02/91    $      750.00
                                  Inc.

100              Scharfenberg     Hillhaven    02/89 - 02/91    $      632.50
                                  Inc.

100     D.R.B. Holding, Inc.      Hillhaven    02/85 - 12/92    $  455,000.00
                                  Inc.

100     Taravainen                Hillhaven    03/86 - 08/86    $  332.475.01
                                  Inc.

100     Lakewood Hospital         Hillhaven    08/88 - 12/89    $2,000,000.00
                                  Inc.

100     Robert Miller, Agnes      Hillhaven    02/85 - 12/90    $  410,000.00
        Miller and Chateau        Inc.
        Convalescent Hospital

105     Texville (former payor:   Hillhaven    11/82 - 11/07    $1,133,052.35
        Jewell Enterprises)       Inc.

105     AMWAC Associates          Hillhaven    09/92 - 09/97    $  263,804.56
                                  Inc.

173     Tri-State Associates      Hillhaven    08/86 - 08/06    $2,039,598.01
                                  Inc.

                            EXHIBIT 12(ii), page 2

                                                                General Ledger
Facility                                       Original         Balance (As of
Number           Payor            Payee        Term             August 31, 1989)
------           -----            -----        ----             ----------------
220     AMWAC Associates (former  Hillhaven    09/82 - 09/91    $  478,029.07
        payor: Jewell             Inc.
        Enterprises)

240     AMWAC Associates (former  Hillhaven    09/82 - 12/93    $  982,628.29
        payor: Jewell             Inc.
        Enterprises)

250     Tri-State Associates      Hillhaven    11/86 - 01/03    $1,337,060.98
                                  Inc.

347     Palo Alto Nursing         Hillhaven    03/82 - 03/02    $  553,607.44
                                  Inc.

375     Tri-State Associates      Hillhaven    09/86 - 08/06    $1,728,510.01
                                  Inc.

377     Tri-State Associates      Hillhaven    08/86 - 08/06    $2,087,931.25
                                  Inc.

6000/   Foothill Hursing Company  Hillhaven    08/86 - _____    $2,500,000.00
981     Partnership               Inc.

270     Peter C. Kern             Hillhaven    04/88 - 04/96    $2,946,924.33
                                  Inc.

9940    Stockton Nursing Home     Old          02/88 - _____    $1,500,943.27
        Partners                  Hillhaven

9947    St. George                Hillhaven    _____________    $1,314,849.75
                                  Inc.

200/    Hill-Cal Properties       Flagg In-    10/84 - 12/04    $8,134,349.14
799                               dustries,
                                  Inc.
                                  (74.46%)
                                  and NHE/
                                  Northern
                                  California,
                                  Inc.
                                  (25.54%)

                             EXHIBIT 12(ii), page 3

                                                              EXHIBIT 17
                                                                   to
                                                         Plan of Reorganization
                                                         ----------------------


     ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of January 31, 1990 (this "Agreement"), between the subsidiaries of National Medical Enterprises, Inc. ("NME") signatories hereto (individually, an "NME Party" and collectively, the "NME Parties"), on the one hand, and The Hillhaven Corporation, a Nevada corporation ("New Hillhaven"), on the other hand. Defined terms used herein without definition shall have the meanings ascribed to them in the Reorganization and Distribution Agreement, dated as of January 8, 1990 and as amended and restated as of January 30, 1990 (as from time to time amended, the "Distribution Agreement").

                         _____________________________

     WHEREAS, NME and New Hillhaven have entered into the Distribution Agreement providing for the reorganization of certain of the businesses heretofore conducted by NME's long term care group and a pro rata distribution to the holders of NME's capital stock as of the record date established by NME in connection therewith, of approximately 85% of the outstanding shares of capital stock of New Hillhaven (the "Distribution") on or about January 31, 1990 (the date on which the Distribution shall actually occur being herein referred to as the "Distribution Date"); and

                              EXHIBIT 17, Page 1

     WHEREAS, in connection with, and immediately prior to, the Distribution NME and certain of its long term care subsidiaries are concurrently .entering into the transactions contemplated by the Plan of Reorganization pursuant to which NME and such subsidiaries will transfer, effective on or prior to the Distribution Date, to New Hillhaven and those companies which will become subsidiaries of New Hillhaven certain of the assets and liabilities relating to the business to be conducted after the Distribution by New Hillhaven, as contemplated by the Information Statement (the "New Hillhaven Business"); and

     WHEREAS, the NME Parties desire to transfer to New Hillhaven, concurrently with the aforementioned transfers, all of their remaining assets except for the Excluded Assets (defined below), and New Hillhaven desires to assume all of the NME Parties' remaining obligations and liabilities except for the Excluded Liabilities (defined below).

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Scope of Agreement.  The parties hereto understand and agree that NME
          ------------------
and/or certain of its subsidiaries and New Hillhaven and/or certain of its subsidiaries have effected various transfers of assets and assumptions of liabilities in accordance with the Plan of Reorganization and have entered or will enter into the Ancillary Agreements providing, among other things, for

                              EXHIBIT 17, Page 2
various additional transfers of assets and assumptions of liabilities and that this Agreement effects certain transfers of assets and assumptions of liabilities not covered by the Plan of Reorganization or the Ancillary Agreements.

     2.   Assignment of Assets.  Each of the NME Parties hereby sells, assigns,
          --------------------
transfers and conveys to, and vests in, New Hillhaven, its successors and assigns forever, and New Hillhaven agrees to accept, each of such NME Party's right, title and interest, legal and equitable, in and to all of its assets other than the Excluded Assets, including, without limitation, the right to receive all of such Party's assets, properties, rights and business of every type and description, real, personal and mixed, tangible and intangible, constituting any portion of the New Hillhaven Business, wherever located and whether or not reflected on the books and records of such Party. The "Excluded Assets", with respect to each NME Party, shall mean the assets specified on Exhibit A hereto. Notwithstanding anything to the contrary contained in any other instrument of conveyance executed by any NME Party in connection with the Distribution Agreement, the assets conveyed by such instrument shall not include any assets specified on Exhibit A hereto with respect to such NME Party.

     3.   Assumption of Liabilities.  New Hillhaven hereby assumes and agrees to
          -------------------------
pay, perform or discharge all

                              EXHIBIT 17, Page 3
of the obligations and Liabilities of each of the NME Parties except for the Excluded Liabilities. The "Excluded Liabilities", with respect to each NME Party, shall mean the liabilities specified on Exhibit B hereto. Notwithstanding anything to the contrary contained in any other instrument of assumption executed by New Hillhaven in connection with the Distribution Agreement, the Liabilities assumed pursuant to such instrument shall not include any liabilities specified on Exhibit B hereto.

     4.   Further Actions.
          ---------------

     4.1 Each of the NME Parties shall, at the request of New Hillhaven, execute and deliver to New Hillhaven such further instruments and take such further action as may reasonably be necessary or proper to effectuate the assignment contemplated hereby, including, in connection with any notes receivable being transferred to New Hillhaven hereunder, causing any such note to be duly endorsed and registered in the name of New Hillhaven by means of an instrument of assignment and, where appropriate, to be recorded.

     4.2 New Hillhaven shall, whenever, and as often as required to do so by any NME Party or its successors and assigns, execute, acknowledge and deliver any and all further instruments, documents and agreements as may reasonably be necessary or proper to complete, assure and perfect the assumption of the obligations and liabilities assumed hereby.

                              EXHIBIT 17, Page 4

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                          THE HILLHAVEN CORPORATION,
                                            a Tennessee corporation



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          GUARDIAN MEDICAL SERVICES, INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          HAMMOND HOLIDAY HOME, INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          HH HOLDING CO., INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          HILLHAVEN INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________

                              EXHIBIT 17, Page 5

                                          HILLHAVEN OF MICHIGAN, INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          HILLHAVEN WEST, INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          MORGAN MANORS, INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          LAKE HEALTH CARE FACILITIES, INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          NORTHWEST CONTINUUM CARE
                                            CENTER, INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________

                              EXHIBIT 17, Page 6

                                          SEDGEWICK CONVALESCENT CENTER, INC.



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          THE HILLHAVEN CORPORATION
                                            OF TEXAS



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________


                                          THE HILLHAVEN CORPORATION,
                                            a Nevada Corporation



                                          By:________________________________
                                             Name:  _________________________
                                             Title: _________________________

                              EXHIBIT 17, Page 7

                                                            EXHIBIT A
                                                               TO
                                                    ASSIGNMENT AND ASSUMPTION
                                                            AGREEMENT



                                EXCLUDED ASSETS
                                ---------------


I.   General Excluded Assets:

     1. All of the capital stock of the NME Parties directly or indirectly owned by The Hillhaven Corporation, a Tennessee corporation ("Old Hillhaven").

     2. All prepaid Taxes (as defined in the Tax Sharing Agreement) of the NME Parties.

     3. Any investment in life insurance net of policy borrowings related to insurance policies issued on November 1, 1984 and 1985 by Security Life of Denver originally obtained for SERP participants and related prepaid interest on such policy borrowings of the NME Parties.

     4. All assets related to the following 8 "campus" facilities, including investment accounts and partnership interests related to two campus facilities currently owned by partnerships (Slidell and Jo Ellen Smith):

          Facility Number, Name and Address
          ---------------------------------

               902
          Alvarado Convalescent and
          Rehabilitation Hospital
          6599 Alvarado Road
          San Diego, California 92120

               904
          Hillhaven Healthcare
          610 North Garfield Avenue
          Monterey Park, California 91754

               974
          J. D. French Center - Alzheimer's
          3951 Katella Avenue
          Los Alamitos, California

               169
          Menorah Hospital Campus
          Palm Beach, Florida

                               EXHIBIT A, Page 1

               815
          Convalescent Center of Del
          Ray Beach
          5430 Linton Boulevard
          Del Ray Beach, Florida 33445

               954
          Jo Ellen Smith Convalescent
          Center
          4502 General Mayer Avenue
          New Orleans, Louisiana 70114

               978
          Northshore Living Center
          106 Medical Center Drive
          Slidell, Louisiana 70459

               993
          Brookhaven Nursing Center
          1855 Cheyenne
          Carrollton, Texas 75008

     5.   All intercompany accounts receivable.

     6.   Any and all partnership interests in Healthcare Property
          Partners.

II. Specific Excluded Assets: In addition to those Excluded Assets set forth above, the assets of the NME Party set forth below opposite such Party are to be excluded and not transferred to New Hillhaven pursuant to the
     Agreement:

                   Assets                         NME Party
                   ------                         ---------
1.     Any assets subject to lease                 The applicable NME
       pursuant to the Lease Agreements            Party that is a
       described in Step 3 of the Plan of          party to the
       Reorganization and any related              relevant Lease
       deferred finance charges, prepaid           Agreement
       interest or other assets related to
       the mortgage debt (including any
       accrued interest thereon) of the
       facilities subject to such Lease
       Agreements, such as escrow
       accounts, replacement reserves and
       sinking funds.

2.     Any assets listed on Exhibit l(ii)          Old Hillhaven and
       to the Plan of Reorganization.              Hillhaven Inc.

                               EXHIBIT A, page 2

                   Assets                         NME Party
                   ------                         ---------
3.     All property, plant and equipment            Hillhaven Inc. (as
       located at facility number 203 and           successor by merger
       any deferred financing charges,              to Flagg Industries,
       prepaid interest and/or other                Inc.)
       assets related to the mortgage
       debt, including any accrued
       interest thereon, with respect to
       such facility, including, without
       limitation, any sinking funds,
       escrow accounts and replacement
       reserves.

4.     Any shares of stock of Health                Old Hillhaven
       Facilities Insurance Corp. Ltd. or
       Futura West.

5.     Promissory Note, dated August 23,            Hillhaven Inc.
       1988 in the original principal
       amount of $1.4 million due from
       Lakewood Hospital (balance of $1.33
       million as of August 31, 1989).

6.     Annuity held for the benefit of              Old Hillhaven
       Marvin Wilensky.

7.     "Excess land" consisting of (1)              Hillhaven Inc.
       parcel #01416-05-014 in Durham, NC;
       (2) a portion of parcel #602-9944-
       001 in Mt. Carmel, WI; (3) parcel
       #602-9945 in Mt. Carmel, WI; (4)
       parcel #6-3315 Washburn DLC T-2B-4
       except T-28-4A; (5) parcel #06-4-
       0123-07-378-017 in Kenosha, WI; and
       (6) parcel #6-3311-01 Washburn DLC
       T-28-6, 2B-1, in each case as shall
       subsequently be more particularly
       described.

8.     "Excess Land" consisting of parcel           Old Hillhaven
       #06-4-0123-07-378-016 in Kenosha,
       WI.

                               EXHIBIT A, Page 3

                   Assets                         NME Party
                   ------                         ---------
9.     "Excess Land" consisting of Adams           Hammond Holiday
       Add. east 35 feet Lot 16, all lots          Home, Inc.
       18 and 20 except condominiums A & H
       Blk 3, Adams Add. Lot 22 and 24 Blk
       3, Adams Add. south 50 feet lot 2,
       south 50 feet, lot 4 and south 50
       feet lot 6, in each case as shall
       subsequently be more particularly
       described.

10.    "Excess Land" consisting of parcel
       #2-618, 2-628, 2-622B, 2-624 and 2-
       625 in Neenah, WI, as shall
       subsequently be more particularly
       described.HH Holding Co., Inc.

11.    "Excess Land" consisting of parcel          Hillhaven West, Inc.
       #352600 in West Falls, MI, as shall
       subsequently be more particularly
       described.

12.    The New Hillhaven Subsidiary Note           Hillhaven Inc.
       received from Medi-$ave pursuant to
       Step 2 of the Plan of
       Reorganization.

13.    Any benefit of that certain Option          Old Hillhaven
       Agreement, dated May 24, 1985,
       between Cardinal Medical
       Corporation and Old Hillhaven.

14.    #814 Hillhaven Convalescent                 Old Hillhaven
            Center
            815-8th Avenue
            Forth Worth, TX 76309

15.    #443  Medical office building               Hillhaven West, Inc.
             adjacent to Mountain
             Towers Healthcare
             3129 Acacia Drive
             Cheyenne, WY 82001

16.    The New Hillhaven Subsidiary Note           Old Hillhaven
       received from FHC pursuant to Step
       11(ii) of the Plan of
       Reorganization.

                               EXHIBIT A, page 4

                   Assets                         NME Party
                   ------                         ---------
17.    Any benefit of that certain Option           Old Hillhaven
       Agreement, dated January 31, 1990,
       between Old Hillhaven and FHC
       related to facilities #277, #278,
       #279, #280, #281, and #262,
       commonly referred to by the parties
       as the "Cardinal Facilities."

                               EXHIBIT A, Page 5

                                                           EXHIBIT B
                                                              TO
                                                   ASSIGNMENT AND ASSUMPTION
                                                           AGREEMENT

                              EXCLUDED LIABILITIES
                              --------------------


I.   General Excluded Liabilities:

     1. Any Liability in respect of cash overdrafts in disbursement and payroll bank accounts maintained by the NME Parties.

     2. Any Liability of the NME Parties in respect of Taxes for periods through and including the Distribution Date (including any Liability in respect of deferred Taxes).

     3. Any Liability of the NME Parties under the SERP program for any current or former employees of the NME Parties who will not become employees of New Hillhaven or a New Hillhaven Party.

     4. Any Liability of the NME Parties to Daniel P. Baty or Marvin Wilensky, other than the obligation to provide medical, dental and $50,000 life insurance and related accidental death benefits for the individuals, and dependents if so provided, pursuant to consulting agreements with such individuals dated December 3, 1986 and March 2, 1988, respectively.

     5. Any Liability of the NME Parties in respect of expenses related to the Distribution, as set forth in Section 7.03 of the Distribution Agreement.

     6. Any Liability of any NME Party related to the eight "campus" facilities described in Exhibit A hereto.

     7.   Any intercompany payables.

     8. Up to $1 million of state-required improvements on seven facilities in Connecticut identified on Exhibit 3 (page 3) for work required to relicense such facilities.

II. Specific Excluded Liabilities: In addition to those Excluded Liabilities set forth above, the Liabilities of the NME Party set forth below opposite such Party are to be excluded and not assumed by New Hillhaven pursuant to the Agreement:

                               EXHIBIT B, Page 1

               Liabilities                     NME Party
               -----------                     ---------

1.     Any Liability in respect of               First Healthcare
       mortgage debt on the facilities           Corporation
       subject to lease pursuant to the
       Lease Agreements described in Step
       3 of the Plan of Reorganization,
       together with all related interest
       or other accrued Liabilities or
       Liabilities for land leases related
       to such facilities.

2.     Subordinated Debenture Bonds in the       Hillhaven Inc.
       aggregate amount of approximately
       $400,000.

3.     Any Liability listed on Exhibit           Old Hillhaven
       1(iii) to the Plan of Reorganization.

4.     Any Liability in respect of that          Old Hillhaven
       certain Option Agreement, dated May
       24, 1985, between Cardinal Medical
       Corporation and Old Hillhaven.

5.     Any Liability in respect of that          Old Hillhaven
       certain Option Agreement, dated
       January 31, 1990 between Old
       Hillhaven and FHC related to
       facilities #277, #278, #279, #280,
       #281 and #282, commonly referred to
       by the parties as the "Cardinal
       Facilities."

                               EXHIBIT B, Page 2

                                                                        ANNEX II
                                    TO REORGANIZATION AND DISTRIBUTION AGREEMENT

                         Long Term Care Subsidiaries of NME
                         Prior to the Plan of Reorganization
                         -----------------------------------


The Hillhaven Corporation

     Arkmo Lumber & Supply Co., Inc.
     Brim of Massachusetts, Inc.
     Cascade Insurance Company Ltd.
     Chastain's of Ava, Inc.
     Chastain's of Buffalo, Inc.
     Chastain's of Clinton, Inc.
     Chastain's of Des Peres, Inc.
     Chastain's of Joplin, Inc.
     Chastain's of Lamar, Inc.
     Chastain's of Thayer, Inc.
     Cornerstore Child Care Centers, Inc.
     Guardian Medical Services, Inc.
     Hammond Holiday Home, Inc.
     HH Holding Co., Inc.
          Aurora's Golden Age Nursing Home, Inc.
          Flagg Industries, Inc.
               Northwest Health Care, Inc.
          Mediplex Pharmacy, Inc.
          NHE/Arizona, Inc.
          NHE/Lindenwood Nursing Home, Inc.
          NHE/South Carolina, Inc.
          Nursing Home of Cherry Hills, Inc.
     Hillhaven of Central Florida, Inc.
     Hillhaven of Hawaii, Inc.
     Hillhaven Inc.
          First Healthcare Corporation
           Professional Medical Enterprises, Inc.
          Hillhaven of Michigan, Inc.
          Hillhaven West, Inc.
           Morgan Manors, Inc.
           Pasatiempo Development
          Lake Health Care Facilities, Inc.
          Medi-$ave Pharmacies, Inc.
          Northwest Continuum Care Center, Inc.
     Hillhaven Properties, Ltd.
          Brim-Olive Grove, Inc.
          Fairview Living Centers, Inc.
          Twenty-Nine Hundred Corporation
     Medical Ambulatory Care, Inc.
          Arizona/New Mexico Hemodialysis Community Services, Inc. Kidney Dialysis Care Units, Inc.
          New Mexico Dialysis Services, Inc.
          Valley Dialysis Associates, Inc.

     Postcare Rehabilitation, Inc.
     Postcare Rehabilitation of Northern California, Inc.
     Sedgewick Convalescent Center, Inc.
     Smith, Harst, Siebel and Associates, Inc.
     The Hillhaven Corporation
     The Hillhaven Corporation of Texas

The Caden Corporation
     Integrated Health Systems, Inc.

                                                                    ANNEX III(a)
                                    TO REORGANIZATION AND DISTRIBUTION AGREEMENT


                         Subsidiaries of Old Hillhaven
                  After the Plan of Reorganization Is Effected
                  --------------------------------------------


Arkmo Lumber & Supply Co., Inc.
Cascade Insurance Company, Ltd.
Guardian Medical Services, Inc.
Hammond Holiday Home, Inc.
HH Holding Co., Inc.
Hillhaven Inc.
     Hillhaven of Michigan, Inc.
     Hillhaven West, Inc.
          Morgan Manors, Inc.
     Lake Health Care Facilities, Inc.
     Northwest Continuum Care Center, Inc.
Medical Ambulatory Care, Inc.
     Arizona/New Mexico Hemodialysis Community Services, Inc.
     Kidney Dialysis Care Units, Inc.
     New Mexico Dialysis Services, Inc.
     Valley Dialysis Associates, Inc.
Sedgewick Convalescent Center, Inc.
The Hillhaven Corporation of Texas

                                                                    ANNEX 111(b)
                                    TO REORGANIZATION AND DISTRIBUTION AGREEMENT



                         Subsidiaries of New Hillhaven
                  After the Plan of Reorganization Is Effected
                  --------------------------------------------


Brim of Massachusetts, Inc.
First Healthcare Corporation
     Cornerstone Child Care Centers, Inc.
     Hillhaven of Central Florida, Inc.
     Hillhaven Properties, Ltd.
          Brim-Olive Grove, Inc.
          Fairview Living Centers, Inc.
          Twenty-Nine Hundred Corporation
     Northwest Health Care, Inc.
     Pasatiempo Development
     Professional Medical Enterprises, Inc.
Medi-$ave Pharmacies, Inc.
     Mediplex Pharmacy, Inc.